                                                   Registration Nos. 333-109206
                                                                      811-02441

    As filed with the Securities and Exchange Commission on March 31, 2006

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.                        [ ]        [ ]

    Post-Effective Amendment No.                       [6]        [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

    Amendment No.                                      [108]      [X]

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT D
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, including Area Code)

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                                70 Pine Street
                           New York, New York 10270

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                            Deputy General Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that the filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)

     [ ] on (date) pursuant to paragraph (b)

     [X] 60 days after filing pursuant to paragraph (a)(1)

     [ ] on (date) pursuant to paragraph (a)(1)

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

     (i)Units of interest in American General Life Insurance Company Separate Account D under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

                                     NOTE

Registrant is filing this Post-Effective Amendment to the Registration Statement for the purposes of including (i) two supplements to the Registration Statement and (ii) the 2005 audited financial statements of the Depositor.

                                    PART A

The Prospectus dated May 2, 2005, is incorporated into Part A of this Post-Effective Amendment No. 6 by reference to the Registrant's Post-Effective Amendment No. 2, as filed on May 2, 2005, to Registrant's Post-Effective Amendment No. 3, as filed on August 12, 2005, to Registrant's Post-Effective Amendment No. 5, as filed on October 21, 2005, to Registrant's Rule 497(e) supplement as filed on December 19, 2005, to Registrant's Rule 497(e) supplement as filed on February 7, 2006 and to Registrant's Rule 497(e) supplement as filed on March 3, 2006 (File No. 333-109206).

A supplement dated March 31, 2006 to the Prospectus is included in Part A of this Post-Effective Amendment No. 6.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       SEPARATE ACCOUNT D ("REGISTRANT")
                PLATINUM INVESTOR(R) IMMEDIATE VARIABLE ANNUITY
                   SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY
                        SUPPLEMENT DATED MARCH 31, 2006
      TO PROSPECTUS DATED MAY 2, 2005, AS SUPPLEMENTED OCTOBER 24, 2005,
             DECEMBER 19, 2005, FEBRUARY 7, 2006 AND MARCH 3, 2006

Effective March 31, 2006, American General Life Insurance Company ("Depositor") is amending the prospectus for the sole purpose of updating the "Legal Proceedings" section.

 The following is added to the "Legal Proceedings" section of the prospectus:

   On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of the Depositor, the Registrant and its principal underwriter, American General Equity Services Corporation ("AGESC"), and the Guarantor, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the variable product in which you are invested.

   AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including Depositor, Registrant and AGESC, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of
Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of variable products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

   Additionally, AIG reached a resolution of claims and matters under investigation with the United State Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

   As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

   Subject to the receipt of permanent relief, Depositor, Registrant and AGESC believe that the settlements are not likely to have a material adverse effect on their ability to perform services relating to their variable products.

                                    PART B

The Statement of Additional Information dated May 2, 2005 is incorporated into Part B of this Post-Effective Amendment No. 6 by reference to the Registrant's Post-Effective Amendment No. 2, as filed on May 2, 2005, to Registrant's Post-Effective Amendment No. 3, as filed on August 12, 2005 and to Registrant's Post-Effective Amendment No. 5, as filed on October 21, 2005 (File
No. 333-109206).

A supplement dated March 31, 2006 to the Statement of Additional Information is included in Part B of this Post-Effective Amendment No. 6.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT D
           PLATINUM INVESTOR(R) IMMEDIATE VARIABLE ANNUITY CONTRACT
                   SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY
                      SUPPLEMENT DATED MARCH 31, 2006 TO
                      STATEMENT OF ADDITIONAL INFORMATION
              DATED MAY 2, 2005, AS SUPPLEMENTED OCTOBER 24, 2005

   Effective March 31, 2006, American General Life Insurance Company ("AGL") is amending the Statement of Additional Information ("SAI") for the sole purpose of including the 2005 financial statements of AGL.

   FIRST. On page 12 of the SAI, the section titled "AGL Financial Statements" under "Financial Statements" is deleted and replaced in its entirety with the following new section:

AGL Financial Statements

   The consolidated balance sheets of AGL as of December 31, 2005 and 2004 and the related statements of income, shareholder's equity, comprehensive income and cash flows for the three years ended December 31, 2005, appearing herein, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

   SECOND. On page 12 of the SAI, delete the subsection titled "Index to Financial Statements" in its entirety and replace it with the following:

                         INDEX TO FINANCIAL STATEMENTS

   You should consider the financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Contracts.

   You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under a guarantee agreement that guarantees the insurance obligations of the Contracts.

 I.    AGL 2005 Consolidated Financial Statements                         Page
                                                                          -----
 Report of PricewaterhouseCoopers LLP, Independent Registered Public
   Accounting Firm....................................................... F - 1
 Consolidated Balance Sheets as of December 31, 2005 and 2004 (restated). F - 2 Consolidated Statements of Income for the years ended December 31,
   2005, 2004 (restated) and 2003 (restated)............................. F - 4
 Consolidated Statements of Shareholder's Equity for the years ended
   December 31, 2005, 2004 (restated) and 2003 (restated)................ F - 5
 Consolidated Statements of Comprehensive Income for the years ended
   December 31, 2005, 2004 (restated) and 2003 (restated)................ F - 6
 Consolidated Statements of Cash Flows for the years ended December 31,
   2005, 2004 (restated) and 2003 (restated)............................. F - 7
 Notes to Consolidated Financial Statements.............................. F - 9

 II.    American Home December 31, 2004 Financial Statements (Statutory   Page
        Basis)                                                            -----
 Report of PricewaterhouseCoopers LLP, Independent Auditors..............   1
 Statement of Admitted Assets, Liabilities, Capital and Surplus
   (Statutory Basis) as of December 31, 2004.............................   3
 Statement of Operations and Capital and Surplus Account (Statutory
   Basis) for the year ended December 31, 2004...........................   5
 Statement of Cash Flow (Statutory Basis) for the year ended
   December 31, 2004.....................................................   6
 Notes to Statutory Basis Financial Statements...........................   7

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Suite 2900
1201 Louisiana St.
Houston TX 77002-5678
Telephone (713) 356 4000

            Report Of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors
American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, shareholder's equity, comprehensive income, and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and subsidiaries (an indirect wholly-owned subsidiary of American International Group, Inc.) at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain non-traditional long-duration contracts in 2004.

As discussed in Note 17 to the financial statements, the Company has restated its financial statements as of December 31, 2004 and 2003 and for the years then ended.

PRICEWATERHOUSECOOPERS LLP
Houston, Texas
March 29, 2006

                    American General Life Insurance Company

                          Consolidated Balance Sheets

                                                                                                             December 31
                                                                                                       ------------------------
                                                                                                           2005        2004
                                                                                                       ------------ -----------
                                                                                                                    (Restated)
                                                                                                            (In Thousands)
Assets
Investments:..........................................................................................
   Fixed maturity securities, available for sale, at fair value (amortized cost - $48,882,647 - 2005;
     $46,684,901 - 2004).............................................................................. $ 50,523,762 $49,439,233
   Fixed maturity securities, trading, at fair value (amortized cost - $148,276 - 2005; $8,946 -
     2004)............................................................................................      148,025      11,512
   Equity securities, available for sale, at fair value (cost - $33,457 - 2005; $48,038 - 2004).......       66,361      70,294
   Equity securities, trading, at fair value (cost - $1,000 - 2005; $1,638 - 2004)....................        1,000       6,374
   Mortgage loans on real estate, net of allowance ($4,679 - 2005; $4,964 - 2004).....................    3,694,210   3,324,940
   Policy loans.......................................................................................    1,774,872   1,730,819
   Investment real estate.............................................................................       35,595      37,730
   Partnerships.......................................................................................    2,589,696   2,087,804
   Separate account seed money (cost - $64,000 - 2005; $39,758 - 2004)................................       67,000      41,488
   Securities lending collateral......................................................................    9,743,000   9,286,117
   Short-term investments.............................................................................       84,220      62,913
   Derivative assets..................................................................................       13,190      11,077
                                                                                                       ------------ -----------
Total investments.....................................................................................   68,740,931  66,110,301

Cash and cash equivalents.............................................................................      222,192     257,224
Restricted Cash.......................................................................................       17,705      18,647
Investment in ultimate Parent Company (cost - $8,597 in 2005 and 2004)................................       55,277      53,203
Notes receivable from affiliates......................................................................      753,666     598,045
Indebtedness from affiliates..........................................................................           --      37,019
Accrued investment income.............................................................................      722,214     705,590
Accounts receivable...................................................................................    1,123,440   1,098,251
Deferred policy acquisition costs/cost of insurance purchased.........................................    4,355,356   3,613,153
Other assets..........................................................................................      260,813     272,270
Assets held in separate accounts......................................................................   27,162,510  25,537,215
                                                                                                       ------------ -----------
Total assets.......................................................................................... $103,414,104 $98,300,918
                                                                                                       ============ ===========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                          Consolidated Balance Sheets

                                                                             December 31
                                                                       ------------------------
                                                                           2005        2004
                                                                       ------------ -----------
                                                                                    (Restated)
                                                                            (In Thousands)
Liabilities, Minority Interest and Shareholder's Equity
Liabilities:
   Future policy benefits............................................. $ 10,343,640 $ 9,152,754
   Policyholder contract deposits.....................................   39,716,124  38,449,523
   Other policy claims and benefits payable...........................      238,727     198,769
   Other policyholders' funds.........................................    2,762,101   2,513,561
   Federal income taxes...............................................    1,404,000   1,447,288
   Indebtedness to affiliates.........................................      234,563     258,953
   Securities lending payable.........................................    9,743,000   9,286,117
   Other liabilities..................................................    1,328,146   1,245,235
   Derivative liabilities.............................................       66,081      57,647
   Liabilities related to separate accounts...........................   27,162,510  25,537,215
                                                                       ------------ -----------
Total liabilities.....................................................   92,998,892  88,147,062

Minority interest.....................................................      105,740     102,150

Shareholder's equity:
   Preferred stock, $100 par value, 8,500 shares authorized, issued
     and outstanding..................................................          850         850
   Common stock, $10 par value, 600,000 shares authorized, issued and
     outstanding......................................................        6,000       6,000
   Additional paid-in capital.........................................    3,627,638   3,619,068
   Accumulated other comprehensive income.............................      909,440   1,443,524
   Retained earnings..................................................    5,765,544   4,982,264
                                                                       ------------ -----------
Total shareholder's equity............................................   10,309,472  10,051,706
                                                                       ------------ -----------
Total liabilities, minority interest and shareholder's equity......... $103,414,104 $98,300,918
                                                                       ============ ===========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                       Consolidated Statements of Income

                                                                     2005        2004        2003
                                                                  ----------  ----------  ----------
                                                                              (Restated)  (Restated)
                                                                            (In Thousands)
Revenues:
   Premiums and other considerations............................. $2,782,785  $2,540,322  $2,362,951
   Net investment income.........................................  3,633,886   3,485,349   3,140,035
   Net realized investment gain (losses).........................    (52,851)    (63,437)    (27,902)
   Other.........................................................    315,008     288,640     172,763
                                                                  ----------  ----------  ----------
Total revenues...................................................  6,678,828   6,250,874   5,647,847
                                                                  ----------  ----------  ----------
Benefits and expenses:
   Policyholders' benefits.......................................  1,782,042   1,650,664   1,539,035
   Interest credited.............................................  2,163,035   2,063,646   2,039,015
   Operating costs and expenses..................................  1,129,210   1,069,054     897,304
                                                                  ----------  ----------  ----------
Total benefits and expenses......................................  5,074,287   4,783,364   4,475,354
                                                                  ----------  ----------  ----------
Income before income tax expense.................................  1,604,541   1,467,510   1,172,493
                                                                  ----------  ----------  ----------
Income tax expense:
   Current.......................................................    243,542     124,643     252,425
   Deferred......................................................    137,039     267,475      30,199
                                                                  ----------  ----------  ----------
Total income tax expense.........................................    380,581     392,118     282,624
                                                                  ----------  ----------  ----------
Net income before cumulative effect of accounting change.........  1,223,960   1,075,392     889,869

Cumulative effect of accounting change, net of tax...............         --     (16,859)         --
                                                                  ----------  ----------  ----------
Net income....................................................... $1,223,960  $1,058,533  $  889,869
                                                                  ==========  ==========  ==========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                Consolidated Statements of Shareholder's Equity

                                                                    Year ended December 31
                                                             ------------------------------------
                                                                 2005         2004        2003
                                                             -----------  -----------  ----------
                                                                           (Restated)  (Restated)
                                                                        (In Thousands)
Preferred stock:
   Balance at beginning and end of year..................... $       850  $       850  $      850
                                                             -----------  -----------  ----------
Common stock:
   Balance at beginning and end of year.....................       6,000        6,000       6,000
                                                             -----------  -----------  ----------
Additional paid-in capital:
   Balance at beginning of year, as previously reported.....   3,619,068    3,503,978   3,167,462
   Adjustments (See Note 17)................................          --           --      (4,779)
                                                             -----------  -----------  ----------
   Balance, as restated.....................................   3,619,068    3,503,978   3,162,683
   Capital contribution from Parent Company.................       8,570      115,090     341,295
                                                             -----------  -----------  ----------
Balance at end of year......................................   3,627,638    3,619,068   3,503,978

Accumulated other comprehensive income:
   Balance at beginning of year, as previously reported.....   1,443,524    1,116,855     736,299
   Adjustments (See Note 17)................................          --           --     (59,514)
                                                             -----------  -----------  ----------
   Balance, as restated.....................................   1,443,524    1,116,855     676,785
   Other comprehensive income (loss)........................    (534,084)     326,669     440,070
                                                             -----------  -----------  ----------
Balance at end of year......................................     909,440    1,443,524   1,116,855

Retained earnings:
   Balance at beginning of year, as previously reported.....   4,982,264    4,224,411   3,289,151
   Adjustments (See Note 17)................................          --           --      46,071
                                                             -----------  -----------  ----------
   Balance, as restated.....................................   4,982,264    4,224,411   3,335,222
   Net income...............................................   1,223,960    1,058,533     889,869
   Dividends paid...........................................    (440,680)    (300,680)       (680)
                                                             -----------  -----------  ----------
Balance at end of year......................................   5,765,544    4,982,264   4,224,411
                                                             -----------  -----------  ----------
Total shareholder's equity.................................. $10,309,472  $10,051,706  $8,852,095
                                                             ===========  ===========  ==========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                Consolidated Statements of Comprehensive Income

                                                                                          2005        2004       2003
                                                                                       ----------  ---------- ----------
                                                                                                   (Restated) (Restated)
                                                                                                (In Thousands)
Net income............................................................................ $1,223,960  $1,058,533 $  889,869
Other comprehensive income (loss):
   Gross change in unrealized gains (losses) on securities, after tax (pretax: 2005 -
     $(599,075); 2004 - $461,126; 2003 - $602,337)....................................   (582,077)    299,732    391,519
   Reclassification adjustment for (gains) losses included in net income..............     47,993      26,937     48,551
                                                                                       ----------  ---------- ----------
   Other comprehensive income (loss)..................................................   (534,084)    326,669    440,070
                                                                                       ----------  ---------- ----------
Comprehensive income.................................................................. $  689,876  $1,385,202 $1,329,939
                                                                                       ==========  ========== ==========

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                     Consolidated Statements of Cash Flows

                                                                                      2005          2004          2003
                                                                                  ------------  ------------  ------------
                                                                                                 (Restated)    (Restated)
                                                                                               (In Thousands)
Operating activities

Net income....................................................................... $  1,223,960  $  1,058,533  $    889,869
Adjustments to reconcile net income to net cash provided by operating activities:
   Cumulative effect of accounting change, net of tax............................           --        16,859            --
   Interest credited on policyholder contracts...................................    2,163,035     2,063,646     2,039,015
   Change in accounts receivable.................................................      (35,189)      (74,800)     (155,662)
   Change in future policy benefits and other policy claims......................     (335,380)   (1,003,487)      210,769
   Amortization of policy acquisition costs and cost of insurance purchased......      388,103       320,443       287,848
   Policy acquisition costs deferred.............................................     (854,609)     (732,410)     (603,239)
   Change in other policyholders' funds..........................................      248,538       308,794       339,326
   Provision for deferred income tax expense.....................................      160,107       250,746       222,196
   Depreciation and amortization, including premiums and discounts...............      188,160       193,670       170,474
   Change in indebtedness to (from) affiliates...................................     (142,992)     (181,863)      320,652
   Change in trading securities..................................................     (131,000)       51,067       (68,953)
   Change in restricted cash.....................................................          942        70,134       (88,781)
   Realized investments (gains) losses...........................................       52,851        63,437       286,267
   Other, net....................................................................       59,664        64,984       714,462
                                                                                  ------------  ------------  ------------
Net cash provided by operating activities........................................    2,986,190     2,469,753     4,564,243

Investing activities
Purchases of :
   Fixed maturity and equity securities..........................................  (31,593,646)  (27,390,556)  (35,155,231)
   Mortgage loans on real estate.................................................     (778,836)     (691,747)     (443,541)
   Other investments.............................................................  (21,836,745)  (18,188,518)  (14,902,823)
Sales of:
   Fixed maturity and equity securities..........................................   26,780,200    26,942,747    29,702,380
   Other investments.............................................................   20,861,183    12,915,557    13,862,846
Redemptions and maturities of:
   Fixed maturity and equity securities..........................................    2,892,484     1,735,026     1,792,981
   Mortgage loans on real estate.................................................      412,603       307,711       291,851
Sales and purchases of property, equipment, and software, net....................       12,425         9,648    (1,056,323)
Change in securities lending collateral..........................................          457         4,835         1,235
                                                                                  ------------  ------------  ------------
Net cash used in investing activities............................................   (3,249,875)   (4,355,297)   (5,906,625)

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                                                       2005         2004         2003
                                                   -----------  -----------  -----------
                                                                 (Restated)   (Restated)
                                                               (In Thousands)
Financing activities
Net policyholder account deposits.................   4,948,706    7,332,833    6,780,518
Net policyholder account withdrawals..............  (4,278,916)  (5,296,849)  (5,574,250)
Dividends paid....................................    (440,680)    (300,680)        (680)
Capital contribution from parent..................          --      115,090      341,295
Change in securities lending payable..............        (457)      (4,835)      (1,235)
                                                   -----------  -----------  -----------
Net cash provided by financing activities.........     228,653    1,845,559    1,545,648
                                                   -----------  -----------  -----------
Increase (decrease) in cash.......................     (35,032)     (39,985)     203,266
Cash and cash equivalents at beginning of year....     257,224      297,209       93,943
                                                   -----------  -----------  -----------
Cash and cash equivalents at end of year.......... $   222,192  $   257,224  $   297,209
                                                   ===========  ===========  ===========

Interest paid amounted to approximately $44,952,000, $47,709,000 and $11,298,000 in 2005, 2004 and 2003, respectively. Income taxes paid amounted to approximately $121,904,000, $208,397,000 and $240,802,000 in 2005, 2004 and
2003, respectively.

See accompanying notes to consolidated financial statements.

                    American General Life Insurance Company

                  Notes to Consolidated Financial Statements

                               December 31, 2005

1. Nature of Operations

American General Life Insurance Company ("AGL" or the "Company") is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG").

Effective December 31, 2002, AGL merged with certain affiliated entities, including The Franklin Life Insurance Company ("The Franklin") and its subsidiary, The American Franklin Life Insurance Company ("AMFLIC"), and All American Life Insurance Company ("All American") and became the surviving entity. Effective March 31, 2003, AGL merged with it's affiliate Old Line Life Insurance Company ("Old Line") and became the surviving entity. Effective December 31, 2002, AGL's wholly owned life insurance subsidiary, American General Life Insurance Company of New York ("AGNY") was merged with The United States Life Insurance Company in the City of New York, an affiliated entity. These mergers have been accounted for at historical cost in a manner similar to a pooling of interests business combination. Accordingly, the accompanying consolidated financial statements include the financial position, operating results, and cash flows of The Franklin, AMFLIC, All American, Old Line and exclude AGNY.

Effective December 20, 2004, AGL merged with its wholly owned subsidiary, American General International Investments, Inc. ("AGII"), and became the surviving entity. The financial position, operating results and cash flows of AGII have historically been included in the consolidated financial statements of AGL.

The Company operates through two divisions: Life Insurance and Retirement Services. The Life Insurance Division offers a complete portfolio of the standard forms of universal life, variable universal life, whole life, term life, accident and health, structured settlements, and fixed and variable annuities throughout the United States of America. This Division serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Life Insurance Division, through its subsidiaries American General Life Companies ("AGLC") and American General Enterprise Services ("AGES"), and AGES's wholly owned broker-dealer subsidiary American General Securities Incorporated ("AGSI"), also provides support services to certain affiliated insurance companies. The Retirement Services Division includes the results of the Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States of America.

                    American General Life Insurance Company

                  Notes to Consolidated Financial Statements

2. Accounting Policies

2.1 Preparation of Financial Statements

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs, and policyholder benefits. Ultimate results could differ from those estimates.

2.2 Statutory Accounting

The Company and its wholly owned life insurance subsidiaries are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory capital and surplus at December 31, 2005.

                    American General Life Insurance Company

2.2 Statutory Accounting (continued)

Statutory net income, capital and surplus of the Company at December 31 is as follows:

                                                  2005       2004       2003
                                               ---------- ---------- ----------
                                                        (In Thousands)
Statutory net income.......................... $  637,973 $  567,253 $  134,370
Statutory capital and surplus................. $5,010,153 $4,705,497 $4,066,448

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

                    American General Life Insurance Company

2.3 Insurance Contracts

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, universal life, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.4 Investments

Fixed Maturity and Equity Securities

Cash and short-term investments primarily include interest bearing cash accounts, commercial paper and money market investments. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of greater than three months and less than one year at the date of acquisition. Such highly liquid investments with original maturities of three months or less are classified as cash equivalents. Investments with original maturities of greater than three months are classified as short-term.

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value at December 31, 2005 and 2004. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of other comprehensive income or loss within shareholder's equity. Realized gains and losses on the sale of investments are recognized in operating earnings at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

                    American General Life Insurance Company

2.4 Investments (continued)

Fixed maturity and equity securities classified as trading securities are carried at market value, as it is the Company's intention to sell these securities in the near future. Realized and unrealized gains and losses are reflected in income currently.

The Company evaluates its investments for impairment. As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgement of the Company's management and a continual review of its investment.

In general, a security is considered a candidate for impairment if it meets any of the following criteria: Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer); The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or
(ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; In the opinion of the Company's management, the Company does not have the ability or intent to hold the investment until recovery, irrespective of the occurrence of one of the foregoing events.

Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of any allowance for losses. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

                    American General Life Insurance Company

2.4 Investments (continued)

Interest on performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accrual of discount. Interest on non-performing mortgage loans is recorded as income when received.

Policy Loans

Policy loans are reported at the aggregate unpaid principal balance. There is no allowance for policy loans as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

Partnerships

Partnerships consist primarily of limited partnerships investments and other investments not classified elsewhere herein. Included in partnerships are preferred equity investments in partially owned companies. The cost method partnerships are investments in which the Company holds less than a five percent interest. They are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Equity method partnerships are investments in which the Company holds a five percent or more interest and are carried at net asset value. The changes in such net asset values are recorded in earnings through net investment income.

As part of the consolidation of Castle Trust (see Note 9), included in partnerships is an investment in commercial aircraft totaling $935.1 million, net of accumulated depreciation of $117.9 million. These aircraft are recorded at cost and depreciated on a straight-line basis over their estimated lives of 25 years from the date of manufacture, to a residual value that is 15 percent of the Castle Trust cost. Total depreciation expense for the years ended December 31, 2005 and 2004 were $52.7 million and $51.3 million, respectively.

                    American General Life Insurance Company

2.4 Investments (continued)

Securities Lending Collateral and Securities Lending Payable

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102 percent of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statements of income.

Dollar Roll Agreements

Throughout the year, the Company enters into dollar roll agreements. These are agreements to sell mortgage-backed securities ("MBS") and to repurchase substantially similar securities at a specific price and date in the future. Dollar roll agreements are accounted for as sales of financial assets and forward repurchase commitments. Assets are removed from the consolidated balance sheet at the time of sale. The difference between sales proceeds and carrying values are recorded as realized gains or losses. The forward repurchase commitments are accounted for at fair value, and the changes in fair value are recorded as realized gains or losses. Assets are recorded at the time of purchase at fair value. Unsettled amounts on the purchase contracts are reflected in the consolidated balance sheets in other liabilities.

At December 31, 2005 and 2004, the Company had no dollar roll agreements outstanding.

2.5 Separate Accounts

Separate Account assets and liabilities represent funds that are separately administered for Variable Annuities and Variable Universal Life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Therefore, the Company's liability for these

                    American General Life Insurance Company

2.5 Separate Accounts (continued)

accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the consolidated statements of income.

2.6 Deferred Policy Acquisition Costs ("DPAC") and Cost of Insurance Purchased ("CIP")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC. The cost assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of The Franklin, is reported as CIP.

DPAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DPAC and CIP balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DPAC or CIP amortization. DPAC and CIP associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DPAC at rates used to compute policyholder reserves and on the unamortized balance of CIP at rates of 3.00 percent to 8.25 percent.

With respect to the Company's variable annuity contracts, the assumption for the long-term annual growth of the separate and variable account assets used by the Company in the determination of DPAC amortization is approximately 10 percent (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10 percent long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15 percent during the first year following the introduction of a product, the

                    American General Life Insurance Company

2.6 Deferred Policy Acquisition Costs ("DPAC") and Cost of Insurance Purchased ("CIP") (continued)

DPAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9 percent, resulting in an average annual growth rate of 10 percent during the life of the product. Similarly, following periods of below 10 percent performance, the model will assume a short-term growth rate higher than 10 percent. An adjustment to DPAC will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10 percent growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies. With respect to the Company's variable life products, the assumption for the long-term growth of the separate and variable account assets used by the Company in the determination of DPAC amortization is approximately 9 percent, but no reversion to the mean adjustment is applied.

DPAC and CIP related to interest-sensitive products are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in unrealized investment gains (losses) in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amounts of DPAC and CIP on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

                    American General Life Insurance Company

2.7 Policy and Contract Claims Reserves

Substantially all of the Company's insurance and annuity liabilities relate to long duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                           2005        2004
                                                        ----------- -----------
                                                                    (Restated)
                                                            (In Thousands)
Future policy benefits:
   Ordinary life....................................... $ 4,852,453 $ 4,553,987
   Group life..........................................      25,760      26,346
   Life contingent group annuities.....................      85,565      89,228
   Life contingent annuities...........................   4,737,550   3,744,591
   Terminal funding....................................     397,630     401,444
   Accident and health.................................     244,682     337,158
                                                        ----------- -----------
Total.................................................. $10,343,640 $ 9,152,754
                                                        =========== ===========
Policyholder contract deposits:
   Annuities........................................... $33,228,804 $32,463,764
   Corporate-owned life insurance......................     373,848     376,478
   Universal life......................................   6,113,472   5,609,281
                                                        ----------- -----------
Total.................................................. $39,716,124 $38,449,523
                                                        =========== ===========

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1 percent to 11 percent.

The liability for policyholder contract deposits has been established based on various assumptions. Interest rates credited for deferred annuities vary by year of issuance and range from 3.0 percent to 9.45 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 14.0 percent, grading to zero over a

                    American General Life Insurance Company

2.7 Policy and Contract Claims Reserves (continued)

period of 0 to 20 years. Interest rates on corporate-owned life insurance are guaranteed at 3.0 or 4.0 percent, depending on policy form, and the weighted average rate credited in 2005 was 5.39 percent.

2.8 Guaranteed Minimum Death Benefits

A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product ("the GMDB"). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated with interest at rates up to 3 percent per annum (subject to certain caps). The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Prior to January 1, 2004, the Company expensed GMDB-related benefits in the period incurred, and therefore did not provide reserves for future benefits. Effective January 1, 2004, the Company provides reserves for future GMDB-related benefits pursuant to the adoption of Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in policyholders' benefits in the consolidated statements of income.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholders' benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

2.9 Premium Recognition

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC.

                    American General Life Insurance Company

2.9 Premium Recognition (continued)

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in a constant relationship to insurance in force for life insurance contracts and to the amount of expected future benefit payments for annuity contracts.

Variable annuity fees, asset management fees and surrender charges are recorded as income when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

2.10 Reinsurance

The Company generally limits its exposure to loss on any single insured to $5.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $10.0 million. These limits were increased from lower amounts on June 1, 2005. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Total reinsurance recoverables on ceded reinsurance contracts are included in accounts receivable. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

2.11 Participating Policy Contracts

Participating life insurance accounted for approximately 2 percent of life insurance in force at December 31, 2005.

The portion of earnings allocated to participating policyholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $56.4 million, $60.8 million and $67.9 million in 2005, 2004 and 2003, respectively, and were included in policyholders' benefits.

                    American General Life Insurance Company

2.12 Income Taxes

For the tax years ending December 31, 2005, 2004 and 2003, the Company will join in the filing of a consolidated federal income tax return with AGC Life Insurance Company and its life insurance company subsidiaries. The Company has a written agreement with AGC Life Insurance Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life Insurance Company agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life Insurance Company agrees to reimburse the Company for the tax benefits from net losses and tax credits, if any, within a reasonable period of time after the filing of the consolidated federal income tax return for the year in which the losses are used.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

2.13 Derivatives

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows investment income, policyholder liabilities and equity. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer or trader in derivative instruments.

Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, S&P 500 index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds).

The Company believes that such hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting (see
Note 11). The Company carries all

                    American General Life Insurance Company

2.13 Derivatives (continued)

derivatives in the consolidated balance sheet at fair value. Changes in the fair value of derivatives are reported in realized investment gains and losses.

2.14 Recently Issued Accounting Standards

In January 2003, FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN46"). FIN46 changes the method of determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN46 and is called a Variable Interest Entity ("VIE") if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under existing guidance. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both. In December 2003, the FASB issued FIN46R.

The provisions of FIN46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that is acquired before February 1, 2003, FIN46R was applied as of December 31, 2003. For any VIEs that must be consolidated under FIN46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

The following VIE activities are not consolidated by the Company under FIN46R:

    i. The Company manages collateralized bond and loan obligation trusts (collectively, collateralized debt obligation trust or CDO trust). As asset manager, the Company receives fees for management of the assets held in the CDO trust, which support the issuance of securities sold by the CDO trust. The Company may take minority equity and/or fixed-income security interest in the CDO trust. The Company has entered into such arrangements to expand its asset management activities. Third-party investors have recourse only to the CDO trust, and have no recourse to the Company. The Company does not consolidate these CDO trusts, pursuant to FIN46R.

                    American General Life Insurance Company

2.14 Recently Issued Accounting Standards (continued)

     ii. The Company also invests in assets of VIEs. These VIEs are established by unrelated third parties. Investments include collateralized mortgage backed securities and similar securities backed by pools of mortgages, consumer receivables or other assets. The investment in these VIEs allows the Company to purchase assets permitted by insurance regulations while maximizing their return on these assets. These VIEs are not consolidated by the Company, pursuant to FIN46R.

In March 2005, FASB issued FSP FIN46R-5 "Implicit Variable Interests under FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities" ("FSP FIN46R-5") to address whether a reporting enterprise has an implicit variable interest in a variable interest entity ("VIE") or potential VIE when specific conditions exist. Although implicit variable interests are mentioned in FIN46R, the term is not defined and only one example is provided. FSP FIN46R-5 offers additional guidance, stating that implicit variable interests are implied financial interests in an entity that change with changes in the fair value of the entity's net assets exclusive of variable interests. An implicit variable interest acts the same as an explicit variable interest except it involves the absorbing and/or receiving of variability indirectly from the entity (rather than directly). The identification of an implicit variable interest is a matter of judgment that depends on the relevant facts and circumstances. The Company adopted FSP FIN46R-5 in the second quarter of 2005. The adoption of FSP FIN46R-5 did not have a material effect on the Company's financial condition or results of operations.

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued SOP 03-01. This statement was effective as of January 1, 2004 and requires the Company to recognize a liability for GMDB, as discussed above, related to its variable annuity and variable life contracts and modifies certain disclosures and financial statement presentations for these products. The Company reported a one-time cumulative accounting charge upon adoption of $16.9 million to reflect the guaranteed minimum death benefit liability as of January 1, 2004. In addition, under SOP 03-01, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account ("separate account seed money") do not qualify for separate account accounting and reporting.

                    American General Life Insurance Company

2.14 Recently Issued Accounting Standards (continued)

The Company was required to "look through" the separate account for the purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-01 did not have a material impact on the Company's separate accounts or separate account seed money.

In December 2004, the FASB issued Statement No. 123 (revised 2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," and superseded APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS 123. The effect of the compensation costs, as determined consistent with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. In April 2005, the SEC delayed the effective date for FAS 123R until the first fiscal year beginning after June 15, 2005. As a result, AIG expects to adopt the provisions of the revised FAS 123R and its related interpretive guidance in the first quarter of 2006. AIG and the Company are currently assessing the impact of FAS 123R and believe the impact will not be material to AIG's or the Company's financial condition or results of operations.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-01. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's consolidated financial position or results of operations.

                    American General Life Insurance Company

2.14 Recently Issued Accounting Standards (continued)

At the March meeting, the Emerging Issue Task Force "EITF" reached a consensus with respect to Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." On September 30, 2004, the FASB issued FASB Staff Position ("FSP") EITF No. 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" delaying the effective date of this guidance until the FASB has resolved certain implementation issues with respect to this guidance, but the disclosures remain effective. This FSP, retitled FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," replaces the measurement and recognition guidance set forth in Issue No. 03-1 and codifies certain existing guidance on impairment. Adoption of FSP FAS 115-1 is not expected to have a material effect on the Company's financial condition or results of operations.

On December 16, 2004, the FASB issued Statement No. 153, "Exchanges of Nonmonetary Assets - An Amendment of APB Opinion No. 29" ("FAS 153"). FAS 153 amends APB Opinion No. 29, "Accounting for Nonmonetary Transactions". The amendments made by FAS 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have "commercial substance." Previously, APB Opinion No. 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. The provisions in FAS 153 are effective for nonmonetary asset exchanges beginning July 1, 2005. The adoption of FAS 153 did not have a material effect on the Company's financial condition or results of operations.

On June 1, 2005, the FASB issued Statement No. 154, "Accounting Changes and Error Corrections" ("FAS 154"). FAS 154 replaces APB Opinion No. 20, "Accounting Changes" and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements." FAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle, unless its impracticable to do so. FAS 154 also provides that a correction of errors in previously issued financial statements should be termed a "restatement." The new standard is effective for accounting changes and correction of errors beginning
January 1, 2006.

At the June 2005 meeting, the EITF reached a consensus with respect to Issue
No. 04-5, "Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights" (formerly, "Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights"). The Issue addresses what

                    American General Life Insurance Company
rights held by the limited partner(s) preclude consolidation in circumstances in which the sole general partner would consolidate the limited partnership in accordance with generally accepted accounting principles absent the existence of the rights held by the limited partner(s). Based on that consensus, the EITF also agreed to amend the consensus in Issue No. 96-16, "Investor's Accounting for an Investee When the Investor Has a Majority of the Voting Interest but the Minority Shareholders Have Certain Approval or Veto Rights." The guidance in this Issue is effective after June 29, 2005 for general partners of all new limited partnerships formed and for existing limited partnerships for which the partnership agreements are modified. For general partners in all other limited partnerships, the guidance in this Issue is effective beginning January 1, 2006. The Company is currently assessing the effect of adopting this EITF Issue.

On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option." This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FAS 133 paragraph 9(a). The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor." The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

On September 19, 2005, FASB issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance is January 1, 2007. The Company is currently assessing the effect of implementing this guidance.

                    American General Life Insurance Company

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows for the years ended December 31:

                                                 2005       2004       2003
                                              ---------- ---------- ----------
                                                         (Restated) (Restated)
                                                       (In Thousands)
Investment income:
   Fixed maturities.......................... $3,265,962 $3,101,785 $2,859,528
   Equity securities.........................      3,435      8,070     13,148
   Mortgage loans on real estate.............    273,270    229,921    237,745
   Investment real estate....................      9,903     10,265      8,229
   Policy loans..............................    100,787     99,421    105,214
   Other long-term investments...............     32,396     82,767    (57,083)
   Short-term investments....................     28,263     16,697     18,431
                                              ---------- ---------- ----------
Gross investment income......................  3,714,016  3,548,926  3,185,212
Investment expenses..........................     80,130     63,577     45,177
                                              ---------- ---------- ----------
Net investment income........................ $3,633,886 $3,485,349 $3,140,035
                                              ========== ========== ==========

The carrying value of investments that produced no investment income during 2005 was less than 0.3 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

During 2005, 2004 and 2003, investment income from other long-term investments is primarily related to gains or losses associated with various partnership interests.

                    American General Life Insurance Company

3.2 Net Realized Investment Gains (Losses)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                  2005       2004       2003
                                               ---------  ---------- ----------
                                                          (Restated) (Restated)
                                                        (In Thousands)
Fixed maturities:
   Gross gains................................ $ 204,217  $ 270,273  $ 495,550
   Gross losses...............................  (329,543)  (256,398)  (510,749)
                                               ---------  ---------  ---------
Total fixed maturities........................  (125,326)    13,875    (15,199)
Equity securities.............................    36,727      7,041      2,914
Partnerships..................................    (4,464)   (20,818)    26,358
Derivatives...................................     5,162    (31,852)   (46,583)
Other.........................................    35,050    (31,683)     4,608
                                               ---------  ---------  ---------
Net realized investment gains (losses) before
  tax.........................................   (52,851)   (63,437)   (27,902)
Income tax benefit............................   (18,498)   (22,203)    (9,766)
                                               ---------  ---------  ---------
Net realized investment gains (losses) after
  tax......................................... $ (34,353) $ (41,234) $ (18,136)
                                               =========  =========  =========

During 2005, 2004 and 2003, the Company's realized losses included write-downs of $121.6 million, $63.1 million (restated) and $291.7 million (restated), respectively, for certain available for sale fixed maturity investments that experienced declines deemed other than temporary. The determination that a security has incurred an other than temporary decline in value and the amount of loss recognition requires the judgement of the Company's management and a continual review of its investments.

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity securities available for sale and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2005:

                                Less than 12 Months     12 Months or More           Total
                               ---------------------- --------------------- ----------------------
                                                         (In Thousands)
                                  Fair     Unrealized   Fair     Unrealized    Fair     Unrealized
                                  Value      Losses     Value      Losses      Value      Losses
                               ----------- ---------- ---------- ---------- ----------- ----------
Fixed maturity securities..... $15,162,414  $335,958  $1,061,524  $61,193   $16,223,938  $397,151
Equity securities.............       2,794       172       1,742    1,476         4,536     1,648
                               -----------  --------  ----------  -------   -----------  --------
   Total...................... $15,165,208  $336,130  $1,063,266  $62,669   $16,228,474  $398,799
                               ===========  ========  ==========  =======   ===========  ========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2005, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

Fixed maturity and equity securities classified as available-for-sale are reported at fair value. Amortized cost and fair value at December 31, 2005 and 2004 were as follows:

                                                                 Gross      Gross
                                                    Amortized  Unrealized Unrealized    Fair
                                                      Cost        Gain       Loss       Value
                                                   ----------- ---------- ---------- -----------
                                                                  (In Thousands)
December 31, 2005
-----------------
Fixed maturity securities:
   Corporate securities:
       Investment-grade........................... $28,425,624 $1,510,483 $(156,438) $29,779,669
       Below investment-grade.....................   3,504,754    145,856   (79,454)   3,571,156
   Mortgage-backed securities.....................  12,632,632    113,801  (127,981)  12,618,452
   U.S. government obligations....................     175,470     34,052      (677)     208,845
   Foreign governments............................     750,686     93,689    (6,565)     837,810
   State and political subdivisions...............   3,256,136    125,314   (24,311)   3,357,139
   Collateralized bonds...........................      83,537      1,875    (1,725)      83,687
   Redeemable preferred stocks....................      53,808     13,196        --       67,004
                                                   ----------- ---------- ---------  -----------
Total fixed maturity securities................... $48,882,647 $2,038,266 $(397,151) $50,523,762
                                                   =========== ========== =========  ===========
Equity securities................................. $    33,457 $   34,552 $  (1,648) $    66,361
                                                   =========== ========== =========  ===========
Separate account seed money....................... $    64,000 $    3,000 $      --  $    67,000
                                                   =========== ========== =========  ===========
Investment in ultimate Parent Company............. $     8,597 $   46,680 $      --  $    55,277
                                                   =========== ========== =========  ===========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

                                                                 Gross      Gross
                                                    Amortized  Unrealized Unrealized    Fair
                                                      Cost        Gain       Loss       Value
                                                   ----------- ---------- ---------- -----------
                                                                     Restated
                                                                  (In Thousands)
December 31, 2004
-----------------
Fixed maturity securities:
   Corporate securities:
       Investment-grade........................... $27,204,193 $2,139,206 $ (63,416) $29,279,983
       Below investment-grade.....................   2,979,378    209,999   (31,897)   3,157,480
   Mortgage-backed securities.....................  12,575,337    296,349   (38,749)  12,832,937
   U.S. government obligations....................     214,984     31,887      (834)     246,037
   Foreign governments............................     411,263     46,495      (207)     457,551
   State and political subdivisions...............   3,188,957    184,295   (24,610)   3,348,642
   Collateralized bonds...........................      59,077        160    (2,798)      56,439
   Redeemable preferred stocks....................      51,712      9,055      (603)      60,164
                                                   ----------- ---------- ---------  -----------
Total fixed maturity securities................... $46,684,901 $2,917,446 $(163,114) $49,439,233
                                                   =========== ========== =========  ===========
Equity securities................................. $    48,038 $   24,776 $  (2,520) $    70,294
                                                   =========== ========== =========  ===========
Separate account seed money....................... $    39,758 $    1,735 $      (5) $    41,488
                                                   =========== ========== =========  ===========
Investment in ultimate Parent Company............. $     8,597 $   44,606 $      --  $    53,203
                                                   =========== ========== =========  ===========

                    American General Life Insurance Company

3.3 Fixed Maturity and Equity Securities (continued)

Net unrealized gains (losses) on securities included in accumulated other comprehensive income in shareholder's equity at December 31, 2005 were as follows:

                                               2005        2004        2003
                                            ----------  ----------  ----------
                                                        (Restated)  (Restated)
                                                      (In Thousands)
Gross unrealized gains..................... $2,122,498  $2,988,563  $2,635,838
Gross unrealized losses....................   (398,799)   (165,639)   (371,145)
DPAC and other fair value adjustments......   (316,972)   (587,095)   (537,304)
Deferred federal income taxes..............   (497,287)   (792,305)   (610,534)
                                            ----------  ----------  ----------
Net unrealized gains on securities......... $  909,440  $1,443,524  $1,116,855
                                            ==========  ==========  ==========

The contractual maturities of fixed maturity securities at December 31, 2005 were as follows:

                                                                 2005
                                                        -----------------------
                                                         Amortized  Market
                                                           Cost     Value
                                                        ----------- -----------
                                                            (In Thousands)
Fixed maturity securities, excluding mortgage-backed
  securities:
   Due in one year or less............................. $   846,359 $   858,504
   Due after one year through five years...............   4,130,131   4,329,861
   Due after five years through ten years..............  11,538,141  11,863,561
   Due after ten years.................................  19,735,384  20,853,384
Mortgage-backed securities.............................  12,632,632  12,618,452
                                                        ----------- -----------
Total fixed maturity securities........................ $48,882,647 $50,523,762
                                                        =========== ===========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $29.5 billion, $28.7 billion and $31.5 billion, during 2005, 2004 and 2003, respectively.

At December 31, 2005, $46.3 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                    American General Life Insurance Company

3.4 Mortgage Loans on Real Estate

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75 percent or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 2005 and 2004:

                                          Outstanding  Percent of    Percent
                                            Amount       Total    Nonperforming
                                         ------------- ---------- -------------
                                         (In Millions)
December 31, 2005
Geographic distribution:
   South Atlantic.......................    $  862        23.3%        0.0%
   Pacific..............................       722        19.5         0.0
   Mid-Atlantic.........................       854        23.1         0.0
   East North Central...................       395        10.7         8.9
   Mountain.............................       130         3.5         0.0
   West South Central...................       235         6.4         0.0
   East South Central...................       202         5.5         0.0
   West North Central...................       105         2.8        21.6
   New England..........................       172         4.7         0.0
   Canada...............................        22          .6         0.0
Allowance for losses....................        (5)       (0.1)        0.0
                                            ------       -----
Total...................................    $3,694       100.0%        2.1%
                                            ======       =====
Property type:
   Office...............................    $1,437        38.9%        5.6%
   Retail...............................     1,044        28.3         0.2
   Industrial...........................       426        11.4         0.0
   Apartments...........................       520        14.1         0.0
   Hotel/motel..........................        66         1.8         0.0
   Other................................       206         5.6         0.0
Allowance for losses....................        (5)       (0.1)        0.0
                                            ------       -----
Total...................................    $3,694       100.0%        2.1%
                                            ======       =====

                    American General Life Insurance Company

3.4 Mortgage Loans on Real Estate (continued)

                                          Outstanding  Percent of    Percent
                                            Amount       Total    Nonperforming
                                         ------------- ---------- -------------
(Restated)
                                         (In Millions)
December 31, 2004
Geographic distribution:
   South Atlantic.......................    $  741        22.3%        0.0%
   Pacific..............................       572        17.2         0.0
   Mid-Atlantic.........................       681        20.5         2.1
   East North Central...................       391        11.8         7.5
   Mountain.............................       174         5.2         0.0
   West South Central...................       227         6.8         0.0
   East South Central...................       246         7.4         0.0
   West North Central...................       105         3.2        10.4
   New England..........................       170         5.1         0.0
   Canada...............................        23         0.7         0.0
Allowance for losses....................        (5)       (0.2)        0.0
                                            ------       -----
Total...................................    $3,325       100.0%        1.6%
                                            ======       =====

Property type:
   Office...............................    $1,295        38.9         3.5%
   Retail...............................       952        28.6         0.0
   Industrial...........................       419        12.6         0.0
   Apartments...........................       425        12.8         0.0
   Hotel/motel..........................        54         1.6        15.4
   Other................................       185         5.6         0.0
Allowance for losses....................        (5)       (0.1)        0.0
                                            ------       -----
Total...................................    $3,325         100%        1.6%
                                            ======       =====

Impaired mortgage loans on real estate and related interest income is not material.

                    American General Life Insurance Company

4. Deferred Policy Acquisitions Costs and Cost of Insurance Purchased

The following reflects deferred policy acquisition costs which will be amortized against future income and the related current amortization charges to income, excluding certain amounts deferred and amortized in the same period:

                                                                2005        2004        2003
                                                             ----------  ----------  ----------
                                                                         (Restated)  (Restated)
                                                                       (In Thousands)
Balance at January 1........................................ $3,288,233  $2,933,067  $2,779,562
   Capitalization...........................................    854,609     728,087     598,665
   Accretion of interest/amortization.......................   (377,957)   (280,198)   (327,341)
   Effect of unrealized (gains) losses on securities........    259,223     (80,598)   (131,753)
   Effect of realized (gains) losses on securities..........     (4,650)    (12,125)     13,934
                                                             ----------  ----------  ----------
Balance at December 31...................................... $4,019,457  $3,288,233  $2,933,067
                                                             ==========  ==========  ==========

The Company adjusts DAC amortization ("a DAC unlocking") when estimates of current or future gross profits to be realized are revised. In 2005, DAC amortization was increased by $16 million due to the unlocking of future assumptions on variable universal life products to reflect a refinement of assumptions made necessary due to shifting product mix.

A roll forward of the cost of insurance purchased ("CIP") for the years ended December 31, were as follows:

                                                               2005      2004      2003
                                                             --------  --------  --------
                                                                    (In Thousands)
Balance at January 1........................................ $324,920  $338,520  $351,600
   Deferral of renewal commissions..........................        0     3,623     5,274
   Accretion of interest/amortization.......................   (9,561)  (30,316)   15,612
   Effect of unrealized (gains) losses on securities........   23,672    12,725   (33,966)
   Effect of realized (gains) losses on securities..........   (3,132)      368        --
                                                             --------  --------  --------
Balance at December 31...................................... $335,899  $324,920  $338,520
                                                             ========  ========  ========

During 2003, the Company reduced their CIP amortization by $34 million primarily due to improved mortality. CIP amortization expected to be recorded in each of the next five years is $15.3 million, $12.8 million, $12.2 million, $11.2 million, and $8.8 million, respectively.

                    American General Life Insurance Company

5. Reserves for Guaranteed Benefits

Details concerning the Company's guaranteed minimum death benefit exposure as of December 31, 2005 were as follows:

                                                 Return of Net Deposits
                                                 Plus a Minimum Return
                                                 ----------------------
                                                     (In Millions)
        Account value...........................        $45,297
        Net amount at risk (a)..................          1,801
        Average attained age of contract holders             54
        Range of guaranteed minimum return rates           0.00%-3.00%
--------
(a)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the consolidated balance sheet:

                                                 (In Millions)
                  Balance at January 1, 2005 (b)      $10
                  Guaranteed benefits incurred..        5
                  Guaranteed benefits paid......       (8)
                                                      ---
                  Balance at December 31, 2005..      $ 7
                                                      ===
--------
(b)Included in the one-time cumulative effect of accounting change resulting from the adoption of SOP 03-1.

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2005:

  . Data used was 1,000 stochastically generated investment performance scenarios.

  .   Mean investment performance assumption was 10%.

  .   Volatility assumption was 16%.

  .   Mortality was assumed to be 70% to 87.5% of the 1983a table.

  .   Lapse rates vary by contract type and duration and range from 5% to 25%.

  .   The discount rate was 3% to 8%.

                    American General Life Insurance Company

6. Other Assets

Other assets consisted of the following:

                                                                 December 31
                                                              -----------------
                                                                2005     2004
                                                              -------- --------
                                                               (In Thousands)
Goodwill..................................................... $ 39,765 $ 39,780
Computer software, net.......................................   96,184  104,114
Accounts receivable from brokers, net........................   14,582   29,437
Prepaid expenses.............................................   39,304   36,605
Property and equipment, net..................................   45,366   49,594
Other........................................................   25,612   12,740
                                                              -------- --------
Total other assets........................................... $260,813 $272,270
                                                              ======== ========

7. Restructuring Charges

In connection with the Parent's merger with AGC during 2001, the Company incurred $180.4 million in restructuring costs. Of the total restructuring charges, approximately $177.2 million has been paid as of December 31, 2005. The remaining balance has been released during 2005.

8. Federal Income Taxes

8.1 Tax Liabilities

Income tax liabilities were as follows:

                                                              December 31
                                                         ---------------------
                                                            2005       2004
                                                         ---------- ----------
                                                                    (Restated)
                                                             (In Thousands)
 Current tax receivables................................ $   14,032 $  (98,435)
 Net deferred tax liabilities...........................  1,389,968  1,545,723
                                                         ---------- ----------
    Income tax payable.................................. $1,404,000 $1,447,288
                                                         ========== ==========

                    American General Life Insurance Company

8.1 Tax Liabilities (continued)

The components of deferred tax liabilities and assets at December 31 were as follows:

                                                           2005        2004
                                                        ----------  ----------
                                                                    (Restated)
                                                            (In Thousands)
Deferred tax liabilities applicable to:
   Deferred policy acquisition costs................... $1,236,446  $  997,168
   Basis differential of investments...................    215,648     280,839
   Net unrealized gains on debt and equity securities
     available for sale................................    497,287     792,305
   Capitalized EDP.....................................     24,144      26,599
   Prepaid expenses....................................     12,814      12,803
   Other...............................................    143,258      54,548
                                                        ----------  ----------
Total deferred tax liabilities.........................  2,129,597   2,164,262

Deferred tax assets applicable to:
   Policy reserves.....................................   (713,177)   (581,827)
   Other...............................................    (26,452)    (36,712)
                                                        ----------  ----------
Total deferred tax assets..............................   (739,629)   (618,539)
                                                        ----------  ----------
Net deferred tax liabilities........................... $1,389,968  $1,545,723
                                                        ==========  ==========

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus." At December 31, 2004, the Company had approximately $382 million of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless it is distributed as a dividend, or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. During 2005, the Company distributed cash dividends in excess of $382 million, thereby eliminating its policyholders' surplus account and its exposure to federal income taxation.

                    American General Life Insurance Company

8.2 Tax Expense

Components of income tax expense (benefit) for the years ended December 31 were as follows:

                                                                   2005       2004       2003
                                                                ---------  ---------- ----------
                                                                           (Restated) (Restated)
                                                                         (In Thousands)
Income tax at statutory percentage of GAAP pretax income....... $ 561,589   $513,629   $410,373
Non-conventional fuel source credits...........................  (142,767)   (96,202)   (93,655)
Dividends received deduction...................................   (28,583)   (19,828)   (18,632)
Prior year corrections.........................................   (10,989)    (8,241)    (3,225)
Other credits, taxes and settlements...........................     1,331      2,760    (12,237)
                                                                ---------   --------   --------
Income tax expense............................................. $ 380,581   $392,118   $282,624
                                                                =========   ========   ========

For the tax years ending December 31, 2005, 2004 and 2003, the Company was included in the filing of a consolidated federal income tax return with AGC Life Insurance Company and its life insurance company subsidiaries. The Company has a written agreement with AGC Life Insurance Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life Insurance Company agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life Insurance Company agrees to reimburse the Company for the tax benefits from net losses and credits, if any, within a reasonable period of time after the filing of the consolidated federal income tax return for the year in which the losses are used.

                    American General Life Insurance Company

9. Transactions With Affiliates

Notes receivable from affiliates were as follows:

                                                                   December 31, 2005    December 31, 2004
                                                                  -------------------- --------------------
                                                                  Par Value Book Value Par Value Book Value
                                                                  --------- ---------- --------- ----------
                                                                               (In Thousands)
American General Corporation, 9.375%, due 2008................... $  4,725   $  4,091  $  4,725   $  3,932
Transatlantic Holdings Inc., Promissory notes, 5.75%, due 2015...  164,000    163,202        --         --
AGC Life, Promissory notes, 5.02%, due 2010......................  116,000    116,000   116,000    116,000
American General Corporation, Promissory notes, 4.79%, due 2006..  415,000    415,000   415,000    415,000
Castle Trust 2, Asset backed notes, 5.26%, due 2026..............   41,453     41,449    45,990     46,971
Castle Trust 2, Asset backed notes, 8.26%, due 2026..............   13,929     13,924    14,497     16,142
                                                                  --------   --------  --------   --------
Total notes receivable from affiliates...........................  755,107    753,666   596,212    598,045
                                                                  ========   ========  ========   ========

Various AIG companies provide services to the Company, principally mortgage servicing and investment management services, provided by American International Group Global Investment Corporation ("AIGGIC") on a fee basis. The Company paid approximately $66.9 million, $67.5 million and $54.4 million for such services in 2005, 2004 and 2003, respectively. Accounts payable for such services at December 31, 2005 and 2004 were not material. The Company rents facilities and provides services on an allocated cost basis to various AIG companies. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, AGLC. AGLC provides shared services, including technology, to a number of AIG's life insurance subsidiaries.

The Company received approximately $329.2 million, $337.0 million and $311.4 million for such services and rent in 2005, 2004 and 2003, respectively. Accounts receivable for rent and services at December 31, 2005 and 2004 were not material.

                    American General Life Insurance Company

As a matter of Company policy, derivative contracts are generally executed with AIG Financial Products Corp. ("AIGFP"), an affiliated financial products company. From time to time, derivatives will be entered into with unaffiliated parties in conjunction with private placement investments.

During 2004, the Company purchased 38.7% of the non-voting preferred equity issued by Castle Trust 2003-II LP ("Castle Trust 2") for $116,558,398. The remaining non-voting equity interest and 100% of the voting equity of Castle Trust are held by various affiliates of the Company. The business of Castle Trust 2, and its wholly owned subsidiaries, is limited to buying, owning, leasing and selling a portfolio of aircraft. The purchase was funded by a capital contribution received from AGC Life Insurance Company. The Company's investment in Castle Trust 2 is reported in partnerships on the consolidated balance sheet.

On January 14, 2004, the Company purchased $65 million of fixed-rate asset-backed notes issued by Castle Trust 2. The notes mature on November 15, 2026 and are included in notes receivable from affiliates on the consolidated balance sheet.

On December 29, 2004, the Company purchased from Ambler Holding Corp, a wholly-owned subsidiary of the Company's affiliate AIG Financial Products, all of its Class D membership interests in Spicer Energy II LLC ("Spicer") for a purchase price of $86,100,234. As a result, the Company's Class D interest represents 25.3% of the equity in Spicer's three synfuel facilities. The Company's investment in Spicer is reported in partnerships on the consolidated balance sheet.

Effective August 1, 2003, the Company and AIG Life Insurance Company of Bermuda ("AIGB") entered into a Cut-through Agreement pursuant to which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $345,000 at December 31, 2005 and $295,000 at December 31, 2004. The Company believes the probability of loss under this agreement is remote.

Effective June 23, 2003, the Company entered into a Cut-through Agreement with AIG Life of Canada ("AIGC") pursuant to which claimants were granted a direct right of action against the Company in the event AIGC becomes insolvent or otherwise cannot or refuses to perform its obligations under certain structured settlement contracts issued by AIGC. On November 6, 2003, the Company filed the Cut-through Agreement with the Texas Department of Insurance (the

                    American General Life Insurance Company

Department). In early 2005, the Company discussed this Cut-through Agreement with the Department and it was agreed that the reserve established under these contracts would not exceed $300 million without the consent of the Department. As of December 31, 2005, the reserves recorded by AIGC, related to these contracts, totaled $231 million. The Company believes the probability of loss under this agreement is remote.

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $163.2 million. Other affiliates of the Company are holders of the same class of securities.

The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's contractholders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public.

On September 23, 2003, the Company purchased 68 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle Trust") for $182.3 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle Trust are held by affiliates of the Company. Castle Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle Trust and its wholly owned subsidiaries is limited to buying, owning, leasing and selling a portfolio of commercial jets. In December 2003, the FASB issued a "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN46R") (See Note 2.14). In accordance with FIN46R, Castle Trust has been consolidated in the Company's consolidated financial statements for the years ending December 31, 2005, 2004 and 2003.

10. Benefit Plans

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

                    American General Life Insurance Company

11. Derivative Financial Instruments

11.1 Use of Derivative Financial Instruments

The Company's use of derivative financial instruments is generally limited to swaps, currency swaps, S&P 500 index options and treasury note and U.S. long bond futures as economic hedges of certain financial assets and liabilities as follows:

Derivative Instrument                                 Economically Hedged Item
---------------------                                 ------------------------
Interest rate and currency swaps                      Private placement bonds

S&P index options                                     Equity-indexed policy
                                                      liabilities on certain
                                                      universal life and
                                                      annuity policies

Treasury note and long bond futures                   Bonds purchased for
                                                      short-term (trading)
                                                      purposes

The Company believes that such hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting.

With the exception of premiums required for the purchase of publicly-traded or over-the-counter (OTC)- traded S&P 500 index options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

11.2 Risks Inherent In the Use of Derivatives

Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective economic hedges the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Group, the company's affiliated investment advisor, and within the Life Division to prevent and detect such mismatches.

                    American General Life Insurance Company

11.3 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis and to convert certain fixed rates to different fixed rates. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates.

Swap agreements have terms of two to twenty-two years.

Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                              2005      2004
                                                             ------  ----------
                                                                     (Restated)
                                                               (In Millions)
Interest rate swap agreements:
   Notional amount.......................................... $1,320    $1,419
   Fair value...............................................     (6)        4
Currency swap agreements :
   Notional amount..........................................    602       360
   Fair Value...............................................    (57)      (58)

                    American General Life Insurance Company

11.4 Index Options

S&P 500 index options (puts and calls) are purchased as economic hedges of index-based exposures inherent in the Company's equity-indexed universal life and annuity products. Such options generally have terms of one or two years. The Company has procedures in place to economically match option purchases to policy liabilities. Contracts outstanding at December 31 were as follows:

                                                       2005           2004
                                                  -------------- --------------
                                                           Fair           Fair
                                                  Notional Value Notional Value
                                                  -------- ----- -------- -----
                                                          (In Millions)
Calls:
   One-year (or less) contracts..................   $310    $10    $100    $6
   Two-year contracts............................     32      3      13     1

11.5 Futures

The Company purchases and sells short futures (treasury note and U.S. long bond) to offset interest rate exposures on certain bonds purchased for the trading portfolio. All such positions are closed out each quarter-end with mark to market adjustments recognized currently in earnings.

12. Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

                    American General Life Insurance Company

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.

                                                                   2005               2004
                                                             ---------------- ---------------------
                                                              Fair   Carrying    Fair     Carrying
                                                              Value   Amount     Value     Amount
                                                             ------- -------- ---------- ----------
                                                                              (Restated) (Restated)
                                                                         (In Millions)
Assets
Fixed maturity and equity securities........................ $50,739 $50,739   $49,527    $49,527
Mortgage loans on real estate...............................   4,841   3,694     3,532      3,325
Policy loans................................................   1,823   1,775     1,777      1,731
Short-term investments......................................      84      84        63         63
Derivative assets...........................................      13      13        11         11
Partnerships................................................   2,590   2,590     2,088      2,088
Separate account seed money.................................      67      67        41         41
Investment in ultimate Parent Company.......................      55      55        53         53
Notes receivable from affiliates............................     754     754       598        598
Securities lending collateral...............................   9,743   9,743     9,286      9,286
Assets held in separate accounts............................  27,163  27,163    25,537     25,537

Liabilities
Investment contracts........................................  32,512  34,556    30,792     33,591
Dividend accumulations......................................     898     898       904        904
Derivative liabilities......................................      66      66        58         58
Securities lending payable..................................   9,743   9,743     9,286      9,286
Liabilities related to separate accounts....................  27,163  27,163    25,537     25,537

   The following methods and assumptions were used to estimate the fair value of financial instruments:

   Fixed Maturity and Equity Securities

   Fair value for fixed maturity securities was based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimated fair value using internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company used its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

                    American General Life Insurance Company

Fair values for equity securities was based upon quoted market prices.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

Investment in Ultimate Parent Company

The fair value of the investment in the ultimate Parent Company is based on quoted market prices of AIG common stock.

Assets and Liabilities Related to Separate Accounts

The fair value of Separate Account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds held in separate accounts.

Derivative Financial Instruments

Fair values for derivative assets and liabilities were based upon quoted market prices received from AIG Financial Products Corp, an affiliated financial products company, and independent sources.

Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

Notes Receivable from Affiliates

Fair values of promissory notes and asset backed notes from affiliates were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

                    American General Life Insurance Company

Partnerships

Fair value of partnerships is based upon the fair value of the net assets of these investments as determined by the general partners.

Separate Account Seed Money

Fair value is considered to be the market value of the underlying securities.

13. Commitments and Contingencies

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

The Company is party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company had $650.1 million of unfunded commitments for its investments in limited partnerships at December 31, 2005.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2005 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance

                    American General Life Insurance Company

Guaranty Associations. The liability is not material to the Company's consolidated statement of position. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position. Although the amount accrued represents the Company's best estimate of its liability, this estimate may change in the future.

On November 1, 2002, the Company and various affiliates entered into a one-year inter-affiliate credit facility (the "facility"), under which the Company commits to make loans to AIG in amounts aggregating to not more than $90.0 million. Such loans may take the form of variable rate loans that pay the higher of the federal funds rate plus 0.5 percent or the prime rate, or fixed rate loans that pay LIBOR plus a specific margin. AIG has the option, at the commitment termination date to convert any outstanding loan balances to one-year term. After an initial one-year extension, effective October 29, 2004, the facility was amended to extend the commitment termination date to October 28, 2005. The Company has received annual facility fees of 0.045%. However, effective as of October 29, 2004, the facility fee was changed to 0.040%. Effective October 28, 2005, the commitment was amended to extend the termination date to October 27, 2006. No loans were funded during 2005 or 2004.

AGL owns interests in certain limited liability companies (LLCs) which invested in six coal synthetic fuel production facilities. The sale of coal synthetic fuel produced by these six facilities generated income tax credits. Since acquiring the facilities, AGL has recognized approximately $447 million of synfuel tax credits through December 31, 2005. One of the conditions a taxpayer must meet to qualify for coal synfuel tax credits is that the synfuel production facility must have been "placed in service" before July 1, 1998. On July 1, 2005, Internal Revenue Service (IRS) field agents issued notices of proposed adjustment to the LLCs proposing to disallow all of the credits taken by the LLCs during the years 2001 through 2003. The IRS field agents subsequently conceded that one of the facilities was timely placed in service, but contended that none of the other underlying production facilities were placed in service by the statutory deadline. On October 3, 2005, IRS field agents issued 60-day letters to the LLCs proposing to disallow the tax credits taken with respect to synfuel sales by the remaining five production facilities. By letters dated February 17, 2006, the IRS field agents have advised the LLCs that all six production facilities were placed in service before July 1, 1998 and that they will withdraw the 60-day letters issued to the LLCs.

                    American General Life Insurance Company

Tax credits generated from the production and sale of synthetic fuel under section 29 of the Internal Revenue Code are subject to an annual phase-out provision that is based on the average wellhead price of domestic crude oil. The price range within which the tax credits are phased-out was originally established in 1980 and is adjusted annually for inflation. Depending on the price of domestic crude oil for a particular year, all or a portion of the tax credits generated in that year might be eliminated. Although AGL cannot predict the future price of domestic crude oil for the years 2006 and 2007 (the final years the tax credits are available), AGL does not expect the phase-out provision to affect tax credits generated in 2005. AIG has also entered into hedges designed to mitigate a portion of its future exposure to a sustained high price of oil. However, no assurance can be given as to the effectiveness of the hedging in actually reducing such exposure or whether such hedging will continue.

During 1997 and 1998, the Company participated in a workers' compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers' compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year.

Net premiums and losses retained by the Company, after retro-cessions to various quota share reinsurers, are 100% retro-ceded to another AIG subsidiary, American General Assurance Company ("AGAC"). Under the agreement with AGAC, the company remains liable for any credit losses arising from uncollectible amounts from the third party reinsurers, including the Company's 50% pool participant. During 2005 and 2004, the Company recorded charges of $17.0 million and $20.7 million, respectively, related to such uncollectible amounts. Reinsurance recoverables included in these financial statements related to the workers' compensation business were $58.8 million and $62.0 million at December 31, 2005 and 2004, respectively. While not included in these financial statements, the Company is contingently liable for losses incurred by its 50% pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

On February 9, 2006, AIG announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company

                    American General Life Insurance Company
will need to obtain permission from the SEC to continue to provide its variable annuities and variable universal life products. While the SEC has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its affiliates in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the company.

                    American General Life Insurance Company

14. Reinsurance

Reinsurance transactions for the years ended December 31, 2005, 2004 and 2003 were as follows:

                                                                                                  Percentage
                                                             Ceded to     Assumed                 of Amount
                                                               Other     From Other                Assumed
                                              Gross Amount   Companies   Companies    Net Amount    to Net
                                              ------------ ------------  ----------  ------------ ----------
                                                                      (In Thousands)
December 31, 2005
Life insurance in force...................... $502,899,091 $408,690,675  $3,081,688  $ 97,290,104     3.17%
                                              ============ ============  ==========  ============
Premiums:
   Life insurance and annuities..............    3,200,493      456,696      14,397     2,758,194     0.52%
   Accident and health insurance.............       25,590        2,926       1,927        24,591     7.84%
                                              ------------ ------------  ----------  ------------
Total premiums............................... $  3,226,083 $    459,622  $   16,324  $  2,782,785     0.59%
                                              ============ ============  ==========  ============
December 31, 2004
Life insurance in force...................... $410,133,222 $314,611,320  $2,814,650  $ 98,336,552     2.86%
                                              ============ ============  ==========  ============
Premiums:
   Life insurance and annuities..............    2,903,136      395,625       9,307     2,516,818     0.37%
   Accident and health insurance.............       25,374        2,999       1,129        23,504     4.80%
                                              ------------ ------------  ----------  ------------
Total premiums............................... $  2,928,510 $    398,624  $   10,436  $  2,540,322     0.41%
                                              ============ ============  ==========  ============
December 31, 2003
Life insurance in force...................... $314,862,729 $211,992,953  $2,628,269  $105,498,045     2.49%
                                              ============ ============  ==========  ============
Premiums:
   Life insurance and annuities..............    2,638,355      305,828       6,641     2,339,168     0.28%
   Accident and health insurance.............       24,827       (6,252)     (7,296)       23,783   -30.68%
                                              ------------ ------------  ----------  ------------
Total premiums............................... $  2,663,182 $    299,576  $     (655) $  2,362,951    -0.04%
                                              ============ ============  ==========  ============

   Reinsurance recoverable on paid losses was approximately $44.7 million, and $47.5 million, at December 31, 2005 and 2004, respectively. Reinsurance recoverable on unpaid losses was approximately $114.5 million, and $77.7 million at December 31, 2005 and 2004, respectively.

                    American General Life Insurance Company

In December 2002, the Company entered into a coinsured/modified coinsurance agreement with AIG Life Insurance Company of Bermuda ("AIGB"). The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100% quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge.

15. Shareholder's Equity

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The Company's stock is held by its immediate parent, AGC Life.

The Company paid $440 million, $300 million and $0 million in dividends on common stock to the Parent Company in 2005, 2004 and 2003, respectively. The Company also paid $680,000 in dividends on preferred stock to the Parent Company in 2005, 2004 and 2003.

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 2005, approximately $9.6 billion of consolidated shareholder's equity represents net assets of the Company, which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $4.3 billion of consolidated shareholder's equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations.

                    American General Life Insurance Company

16. Division Operations

16.1 Nature of Operations

The Company manages its business operation through two divisions, which are based on products and services offered.

Retirement Services

The Retirement Services Division, which primarily relates to the operation of VALIC, a wholly owned subsidiary of the Company, provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, health care, public sector, and other not-for-profit organizations marketed nationwide through exclusive sales representatives.

Life Insurance

The Life Insurance division provides traditional, interest-sensitive, and variable life insurance and annuities to a broad spectrum of customers through multiple distribution channels focused on specific market segments.

16.2 Division Results

Results of each division exclude net realized investment gains.

Division earnings information was as follows:

                                         Revenues                 Income Before Taxes                Earnings
                               ----------------------------  ----------------------------  ----------------------------
                                2005      2004       2003     2005      2004       2003     2005      2004       2003
                               ------  ---------- ---------- ------  ---------- ---------- ------  ---------- ----------
                                       (Restated) (Restated)         (Restated) (Restated)         (Restated) (Restated)
                                                                     (In Millions)
Retirement Services........... $2,571    $2,464     $2,188   $1,110    $1,043     $  781   $  758    $  698      $523
Life Insurance................  4,161     3,850      3,488      547       488        419      500       401       385
                               ------    ------     ------   ------    ------     ------   ------    ------      ----
Total divisions...............  6,732     6,314      5,676    1,657     1,531      1,200    1,258     1,099       908
Realized investment gains
  (losses)....................    (53)      (63)       (28)     (53)      (63)       (28)     (34)      (41)      (18)
                               ------    ------     ------   ------    ------     ------   ------    ------      ----
Total consolidated............ $6,679    $6,251     $5,648   $1,604    $1,468     $1,172   $1,224    $1,058      $890
                               ======    ======     ======   ======    ======     ======   ======    ======      ====

                    American General Life Insurance Company

16.2 Division Results (continued)

Division balance sheet information was as follows:

                                               Assets           Liabilities
                                         ------------------- ------------------
                                                      December 31
                                         --------------------------------------
                                           2005      2004     2005      2004
                                         -------- ---------- ------- ----------
                                                  (Restated)         (Restated)
                                                     (In Millions)
Retirement Services..................... $ 70,603  $68,087   $65,608  $63,087
Life Insurance..........................   32,811   30,214    27,391   25,060
                                         --------  -------   -------  -------
Total consolidated...................... $103,414  $98,301   $92,999  $88,147
                                         ========  =======   =======  =======

17. Restatement of Previously Issued Financial Statements

In February 2005, AIG's management initiated an internal review of AIG's books and records. As a result of the internal review, AIG concluded that the accounting for certain transactions needed to be restated in its 2004 Annual Report on Form 10-K. In November 2005, AIG announced that it had identified additional items that would require restatement. The Company had activity in certain of the transaction types identified for accounting restatement. Due to the significance of such items to the Company's net income in the years ended December 31, 2004 and 2003, the Company has restated the consolidated financial statements as of December 31, 2004 and for the years ended December 31, 2004 and 2003. Relevant disclosures have been restated in footnotes 2, 3, 4, 8, 11, 12 and 16 due to the effects of the restatements discussed below. The following provides detail of the significant accounting adjustments included in the restatement of the Company's consolidated financial statements.

Dollar Roll Transactions. The Company enters into dollar roll transactions with third parties designed to enhance the return on the Company's mortgage-backed securities ("MBS") portfolio. In a dollar roll transaction, the Company agrees to sell a pool of MBSs and simultaneously agrees to repurchase substantially the same securities at a later date, typically in one month. The

                    American General Life Insurance Company

Company had previously accounted for these transactions as collateralized financings under SFAS 140. Even though the Company had received collateral sufficient to fund substantially all of the cost of purchasing identical replacement securities at the time of transfer, the Company was not fully protected during the term of the contract to replace the asset in the event that the transferee defaulted. Accordingly, the Company should not have accounted for these transactions as financings, but rather as derivatives with mark-to-market changes reflected in earnings.

Accounting for Derivatives. The Company enters into derivative contracts principally to hedge interest rate risk and foreign currency risk associated with certain investment securities and to hedge the index-based exposures inherent in the Company's equity-indexed annuity and universal life products. Such derivative transactions include interest rate swaps, cross currency swaps and S&P Index options which are generally executed through an affiliated counterparty. Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133") requires that derivatives used for hedging must be executed with an outside third party and documented contemporaneously to qualify for hedge accounting treatment. The Company has determined that in many cases its derivatives did not meet these hedging requirements. As a result, the accompanying consolidated financial statements have been restated to reclassify changes in fair value of derivatives from other comprehensive income to net realized investment gains (losses). The Company continues to believe that such hedging activities have been and remain economically effective.

Accounting for Limited Partnerships. In its previously issued consolidated financial statements for the year ended December 31, 2004, the Company recorded a correction to properly reflect its ownership in certain limited partnerships, which included an entry to the statement of income to record the cumulative amount of equity in earnings that had not been recorded in prior years. The accompanying consolidated financial statements have been restated to include the equity in earnings from these partnerships for the years ended December 31, 2004 and 2003 in the respective year's statement of income, and to record other miscellaneous corrections to accounting for various partnerships, including a mark-to-market adjustment on limited partnerships accounted for under the cost method.

Term Insurance Reserves and Deferred Acquisition Costs ("DAC"). In 2004, the Company converted its term policies, written primarily in 2003 and 2004, to a new administrative system. During the conversion, the Company determined that certain errors existed in the mortality factors used in its reserve calculations and that certain deferrable agent commissions had been erroneously omitted from its DAC calculations during 2003. In its previously issued consolidated financial statements for the year ended December 31, 2004, the Company recorded a correction to its

                    American General Life Insurance Company
recorded reserves and DAC for these matters. The accompanying consolidated financial statements have been restated to include these corrections in the period ended December 31, 2003.

Other Adjustments. Other restatement adjustments include impairments to reflect other-than-temporary declines in the value of certain available-for-sale securities as of the respective balance sheet dates, the release of credit reserves for mortgage loans and accrued interest on debt securities which were determined to be incorrect under GAAP, corrections of errors in reserves and deferred acquisition costs, and other miscellaneous corrections and reclassifications. In addition, corrections to additional paid-in capital related to the incorrect recording of two unrelated capital transactions, primarily occurring prior to 2003, were made as part of the restatement.

   The effect of all accounting restatement adjustments on the Company's consolidated statements of income was as follows:

                                                                                        Increase (Decrease) for
                                                                                           Years Ended and at
                                                                                              December 31,
                                                                                        ----------------------
                                                                                        2004         2003
                                                                                        ----------  ----------
                                                                                             (in millions)
Pretax income before cumulative effect of accounting change:
   Dollar roll transactions............................................................ $ 15        $ (87)
   Derivatives.........................................................................  (35)         (50)
   Limited partnerships................................................................   33          (10)
   Term reserves and DAC...............................................................  (32)          32
   Other...............................................................................  (18)          (1)
                                                                                        ----------  ----------
       Total effect on pretax income before cumulative effect of accounting change..... $(37)       $(116)
                                                                                        ==========  ==========
Net income:
   Dollar roll transactions............................................................ $ 10        $ (56)
   Derivatives.........................................................................  (23)         (33)
   Limited partnerships................................................................   21           (7)
   Term reserves and DAC...............................................................  (21)          21
   Other...............................................................................  (17)           3
                                                                                        ----------  ----------
       Total effect on net income...................................................... $(30)       $ (72)
                                                                                        ==========  ==========

                    American General Life Insurance Company

A summary of the restatement adjustments and their effect on line items in the consolidated financial statements is as follows:

As of and for the year ended December 31, 2004:

                                                                       As previously
                                                                         reported    Adjustments As restated
                                                                       ------------- ----------- -----------
                                                                                   (In millions)
Consolidated Balance Sheet
--------------------------
   Fixed maturity securities, available for sale......................    $49,436       $  3       $49,439
   Mortgage loans on real estate......................................      3,325         --         3,325
   Partnerships.......................................................      2,092         (4)        2,088
   Accounts receivable................................................      1,108        (10)        1,098
   Deferred policy acquisition costs/cost of insurance purchased......      3,617         (4)        3,613
   Total assets.......................................................     98,316        (15)       98,301
   Future policy benefits.............................................      9,156         (3)        9,153
   Policyholder contract deposits.....................................     38,439         11        38,450
   Federal income taxes...............................................      1,443          4         1,447
   Other liabilities..................................................      1,256        (11)        1,245
   Total liabilities..................................................     88,146          1        88,147
   Additional paid-in capital.........................................      3,624         (5)        3,619
   Accumulated other comprehensive income.............................      1,399         45         1,444
   Retained earnings..................................................      5,038        (56)        4,982
   Total shareholder's equity.........................................     10,068        (16)       10,052
   Total liabilities and shareholder's equity.........................     98,316        (15)       98,301

Consolidated Statement of Income
--------------------------------
   Net investment income..............................................      3,557        (72)        3,485
   Net realized investment gains (losses).............................       (158)        95           (63)
   Other revenues.....................................................        289         --           289
   Policyholder benefits..............................................      1,626         25         1,651
   Operating costs and expenses.......................................      1,035         34         1,069
   Pretax income before cumulative effect of accounting change........      1,504        (36)        1,468
   Income tax expense.................................................        399         (7)          392
   Net income (loss)..................................................      1,089        (30)        1,059

                    American General Life Insurance Company

As of and for the year ended December 31, 2004:

                                                                  As previously
                                                                    reported    Adjustments As restated
                                                                  ------------- ----------- -----------
                                                                              (In millions)
Consolidated Statement of Shareholder's Equity
----------------------------------------------
   Additional paid-in capital
       Beginning balance.........................................   $  3,507       $ (3)     $  3,504
       Capital contribution from Parent..........................        117         (2)          115
       Ending balance............................................      3,624         (5)        3,619
   Accumulated comprehensive income
       Beginning balance.........................................      1,098         19         1,117
       Other comprehensive income................................        301         26           327
       Ending balance............................................      1,399         45         1,444
   Retained earnings
       Beginning balance.........................................      4,250        (26)        4,224
       Net income................................................      1,089        (30)        1,059
       Ending balance............................................      5,038        (56)        4,982
   Total shareholder's equity....................................     10,068        (16)       10,052

Consolidated Statement of Cash Flows
------------------------------------
   Net income....................................................      1,089        (30)        1,059
   Interest credited to policyholders............................      2,064          3         2,067
   Change in accounts receivable.................................        (85)        10           (75)
   Change in future policy benefits and other policy claims......     (1,018)        11        (1,007)
   Amortization of policy acquisition costs and cost of
     insurance purchased.........................................        311          9           320
   Policy acquisition costs deferred.............................       (758)        26          (732)
   Provision for deferred income tax expense.....................        256         (5)          251
   Accounts payable to brokers...................................        (73)        73            --
   Realized investment losses (gains)............................        158        (95)           63
   Other, net....................................................        (10)        75            65
   Net cash provided by operating activities.....................      2,393         77         2,470
   Purchases of fixed maturities and equity securities...........    (27,374)       (17)      (27,391)
   Sales of fixed maturities and equity securities...............     27,002        (59)      (26,943)
   Change in securities lending collateral.......................         --          5             5
   Net cash used in investing activities.........................     (4,285)       (70)       (4,355)
   Capital contribution from Parent..............................        117         (2)          115
   Change in securities lending payable..........................         --         (5)           (5)
   Net cash provided by financing activities.....................      1,852         (7)        1,845

                    American General Life Insurance Company

As of and for the year ended December 31, 2003:

                                                                  As previously
                                                                    reported    Adjustments As restated
                                                                  ------------- ----------- -----------
                                                                              (In millions)
Consolidated Statement of Income
--------------------------------
   Premiums and other considerations.............................    $2,404        $ (41)     $2,363
   Net investment income.........................................     3,289         (149)      3,140
   Realized investment gains (losses)............................       (57)          29         (28)
   Other revenues................................................       176           (3)        173
   Policyholder benefits.........................................     1,545           (6)      1,539
   Operating costs and expenses..................................       940          (43)        897
   Pretax income before cumulative effect of accounting change...     1,288         (116)      1,172
   Income tax expense............................................       327          (44)        283
   Net income (loss).............................................       962          (72)        890

Consolidated Statement of Shareholder's Equity
------------------------------
   Additional paid-in capital
       Beginning balance.........................................     3,167           (4)      3,163
       Capital contribution from parent..........................       340            1         341
       Ending balance............................................     3,507           (3)      3,504
   Accumulated comprehensive income
       Beginning balance.........................................       736          (59)        677
       Other comprehensive income................................       361           79         440
       Ending balance............................................     1,098           19       1,117
   Retained earnings
       Beginning balance.........................................     3,289           46       3,335
       Net income................................................       962          (72)        890
       Ending balance............................................     4,250          (26)      4,224
   Total shareholder's equity....................................     8,862          (10)      8,852

                    American General Life Insurance Company

As of and for the year ended December 31, 2003:

                                                                  As previously
                                                                    reported    Adjustments As restated
                                                                  ------------- ----------- -----------
                                                                              (In millions)
Consolidated Statement of Cash Flows
------------------------------------
   Net income....................................................   $    962       $ (72)    $    890
   Interest credited to policyholders............................      2,039           4        2,043
   Change in future policy benefits and other policy claims......        216          (9)         207
   Amortization of policy acquisition costs and cost of
     insurance purchased.........................................        311         (23)         288
   Policy acquisition costs deferred.............................       (584)        (19)        (603)
   Provision for deferred income tax expense.....................        268         (46)         222
   Accounts payable to brokers...................................       (614)        614           --
   Realized investment (gains) losses............................        315         (29)         286
   Other, net....................................................        522         192          714
   Net cash provided by operating activities.....................      3,952         612        4,564
   Purchase of fixed maturities and equity securities............    (34,541)       (614)     (35,155)
   Change in securities lending collateral.......................         --           1            1
   Net cash used in investing activities.........................     (5,294)       (613)      (5,907)
   Capital contribution from parent..............................        340           1          341
   Change in securities lending payable..........................         --          (1)          (1)
   Net cash provided by financing activities.....................      1,545           1        1,546

                                    PART C
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial statements. Financial statements of the Guarantor, incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-109206/811-02441) filed on
       October 21, 2005, Accession No. 0001193125-05-205219. Financial
       statements of the Separate Account are not included because no Contracts have been issued.

       The following financial statements are included herein to this Registration Statement:

       (1) Audited consolidated financial statements of American General Life Insurance Company for the year ended December 31, 2005, for the year ended December 31, 2004 and for the year ended December 31, 2003.

(b)    Exhibits.

       (1)(a) Certified resolutions regarding organization of Separate Account D of American General Life Insurance Company. (1)

       (2)             N/A

       (3)(a) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (12)

       (3)(b)          Form of Selling Group Agreement. (9)

       (3)(c) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Contracts" in the Statement of Additional Information that is filed as part of this Registration Statement).

       (4)(a)          Form of Immediate Variable Annuity Contract, Form
                       No. 03017. (3)

       (5)(a)          Specimen form of Single Premium Immediate Annuity
                       Application. (3)

       (5)(b) Form of Single Premium Immediate Variable Annuity Application Supplement for Variable Contracts, Form No. AGLC100819-2003 Rev 0904. (33)

       (5)(c) Form of Service Request for Single Premium Immediate Variable Annuity, Form No. AGLC101315. (33)

       (5)(d) Form of Withdrawal Form for Single Premium Immediate Variable Annuity, Form No. AGLC101317. (33)

       (5)(e) Form of Customer Service Form for Single Premium Immediate Variable Annuity, Form No. AGLC101319. (33)

       (6)(a) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (4)

       (6)(b) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (6)

       (6)(c) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (34)

       (7)             N/A

       (8)(a) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including American General Life Insurance Company and American General Life Companies. (11)

       (8)(b)(i) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (10)

       (8)(b)(ii) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (22)

       (8)(b)(iii) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (30)

       (8)(b)(iv) Form of Amendment Seven to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General

                       Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (3)

       (8)(c)(i) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (16)

       (8)(c)(ii) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (14)

       (8)(c)(iii) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (8)

       (8)(c)(iv) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (22)

       (8)(c)(v) Form of Amendment Four to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (3)

       (8)(d)(i) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (10)

       (8)(d)(ii) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (14)

       (8)(d)(iii) Form of Amendment Four to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (3)

       (8)(e)(i) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (10)

       (8)(e)(ii) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (8)

       (8)(e)(iii) Form of Amendment Six to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (27)

       (8)(e)(iv) Form of Amendment Nine to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (3)

       (8)(f)(i) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (15)

       (8)(f)(ii) Amendment Number 1 to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (17)

       (8)(f)(iii) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (22)

       (8)(f)(iv) Form of Amendment Eight to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (27)

       (8)(f)(v) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP,

                       American General Life Insurance Company and American General Distributors, Inc. (29)

       (8)(f)(vi) Form of Amendment Eleven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (3)

       (8)(g)(i) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (10)

       (8)(g)(ii) Form of Amendment Two to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (3)

       (8)(h)(i) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (15)

       (8)(h)(ii) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (14)

       (8)(h)(iii) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated.
                       (22)

       (8)(h)(iv) Form of Amendment Seven to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated.
                       (27)

       (8)(h)(v) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (29)

       (8)(h)(vi) Form of Amendment Ten to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (3)

       (8)(i)(i) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (20)

       (8)(i)(ii) Form of Amendment One to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (7)

       (8)(i)(iii) Form of Amendment No. 2 to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. and American Century Investment Services, Inc. (32)

       (8)(j)(i) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (20)

       (8)(j)(ii) Form of Assignment and Modification Agreement by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (20)

       (8)(j)(iii) Form of Amendment to Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (3)

       (8)(k)(i) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (8)

       (8)(k)(ii) Form of Amendment No. 1 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (27)

       (8)(k)(iii) Form of Amendment No. 3 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (3)

       (8)(l)(i) Form of Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (8)

       (8)(l)(ii) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (31)

       (8)(m) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (8)

       (8)(n)(i) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (8)

       (8)(n)(ii) Form of Amendment to Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (32)

       (8)(o) Form of Participation Agreement by and between American General Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (8)

       (8)(p)(i) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (8)

       (8)(p)(ii) Form of Amendment No. 1 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company.
                       (27)

       (8)(p)(iii) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company.
                       (31)

       (8)(p)(iv) Form of Amendment No. 4 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company.
                       (3)

       (8)(q) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (6)

       (8)(r)(i) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (19)

       (8)(r)(ii) Form of Amendment One to Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (3)

       (8)(s)(i) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000 (24)

       (8)(s)(ii) Form of Amendment Three to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000. (3)

       (8)(t) Form of Amended and Restated Administrative Services Agreement between American General Life Insurance Company and A I M Advisors, Inc. (32)

       (8)(u)(i) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation. (13)

       (8)(u)(ii) Amendment to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (13)

       (8)(v) Form of Administrative Services Agreement by and between American General Life Insurance Company and JPMorgan Chase Bank, effective May 1, 2003. (31)

       (8)(w) Form of Administrative Services Agreement by and between American General Life Insurance Company and Credit Suisse Asset Management, LLC. (8)

       (8)(x)(i) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (20)

       (8)(x)(ii) Form of Amendment to Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (3)

       (8)(y)(i) Form of Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (26)

       (8)(y)(ii) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective May 1, 2000. (21)

       (8)(y)(iii) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective November 1, 2001. (25)

       (8)(y)(iv) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective May 14, 2002.
                       (28)

       (8)(y)(v) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., effective October 1, 2002.
                       (31)

       (8)(y)(vi) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (3)

       (8)(z)(i) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (18)

       (8)(z)(ii) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (25)

       (8)(z)(iii) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective May 1, 2003.
                       (31)

       (8)(z)(iv) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC. (3)

       (8)(aa)(i) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (8)

       (8)(aa)(ii) Form of Amendment No. 1 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company.
                       (27)

       (8)(aa)(iii)    Form of Amendment No. 3 to Amended and Restated
                       Participation Agreement by and between Variable
                       Insurance Products Fund, Fidelity Distributors
                       Corporation and American General Life Insurance Company.
                       (31)

       (8)(aa)(iv) Form of Amendment No. 4 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company.
                       (3)

       (8)(bb) Form of Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective October 1, 2002. (31)

       (8)(cc) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (8)

       (8)(dd) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (8)

       (8)(ee) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (8)

       (8)(ff)(i) Form of Participation Agreement by and among American General Life Insurance Company and SunAmerica Series Trust. (23)

       (8)(ff)(ii) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (32)

       (8)(ff)(iii)    Form of Amendment to Participation Agreement by and
                       among American General Life Insurance Company and
                       SunAmerica Series Trust, dated July 2, 2003. (3)

       (8)(gg)(i) Form of Administrative Services Agreement by and among American General Life Insurance Company and SunAmerica Asset Management Corp. (23)

       (8)(gg)(ii) Form of Amendment One to Administrative Services Agreement by and among American General Life Insurance Company and SunAmerica Asset Management Corp. (3)

       (8)(hh)(i) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (31)

       (8)(hh)(ii) Form of Amendment One to Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (3)

       (8)(ii) Form of Services Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (31)

       (8)(jj)(i) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (24)

       (8)(jj)(ii) Form of Amendment No. 1 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (31)

       (8)(jj)(iii)    Form of Amendment No. 2 to Participation Agreement by
                       and among American General Life Insurance Company,
                       Oppenheimer Variable Account Funds and OppenheimerFunds,
                       Inc. (3)

       (8)(kk)(i) Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (24)

       (8)(kk)(ii) Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (31)

       (8)(kk)(iii)    Form of Amendment No. 2 to Administrative Services
                       Agreement by and among American General Life Insurance
                       Company and OppenheimerFunds, Inc. (3)

       (8)(ll)(i) Form of Participation Agreement by and between Variable Insurance Products Fund III, Fidelity Distributors Corporation and American General Life Insurance Company.
                       (31)

       (8)(ll)(ii) Form of Amendment One to Participation Agreement by and between Variable Insurance Products Fund III, Fidelity Distributors Corporation and American General Life Insurance Company. (3)

       (8)(mm)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company. (2)

       (8)(mm)(ii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (2)

       (8)(mm)(iii)    Form of Addendum No. 2 to Service and Expense Agreement
                       dated February 1, 1974, between American International
                       Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated
                       September 23, 1975. (2)

       (8)(mm)(iv) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (2)

       (8)(mm)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (2)

       (8)(mm)(vi) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective
                       January 1, 2002. (2)

       (8)(mm)(vii)    Form of Addendum No. 32 to Service and Expense Agreement
                       dated February 1, 1974, among American International
                       Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company,
                       American General Life Companies, LLC and American
                       General Equity Services Corporation, effective May 1,
                       2004. (32)

       (8)(nn)(i) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and American General Life Insurance Company. (32)

       (8)(oo) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (34)

       (9)(a) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC.
                       (3)

       (9)(b) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (35)

       (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers, LLP. (Filed herewith)

       (11)            Not applicable.

       (12)            Not applicable.

       (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (Filed herewith)
--------
(1) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 002-49805) of American General Life Insurance Company Separate Account D filed on December 6, 1973.

(2) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D on December 17, 2003.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(5) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1992.

(6) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(7) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D on October 16, 2000.

(8) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(9) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(11) Incorporated by reference to Pre-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 33-44745) of American General Life Insurance Company Separate Account A filed on April 24, 1998.

(12) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(13) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.

(14) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(15) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(16) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(17) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 25, 1999.

(18) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(19) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 12, 2000.

(20) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(21) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 10, 2001.

(22) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(23) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(24) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(25) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

(26) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 26, 2000.

(27) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2001.

(28) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 13, 2002.

(29) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.

(30) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

(31) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(32) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(33) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on May 2, 2005.

(34) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(35) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on October 21, 2005.

Item 25. Directors and Officers of the Depositor

Name and Principal           Positions and Offices with Depositor
Business Address             American General Life Insurance Company
---------------------------  --------------------------------------------------
Rodney O. Martin, Jr.        Director, Chairman of the Board of Directors,
2929 Allen Parkway           President and Chief Executive Officer
Houston, TX 77019

M. Bernard Aidinoff          Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz               Director and Chairman-Affluent & Corporate
830 Third Avenue             Markets Profit Center
New York, NY 10022

Mary Jane Fortin             Director, Chief Financial Officer and Executive
2929 Allen Parkway           Vice President
Houston, TX 77019

David L. Herzog              Director
70 Pine Street
New York, NY 10270

Richard A. Hollar            Director, President-Life Brokerage Profit Center
750 West Virginia Street     and Chief Executive Officer-Life Brokerage Profit
Milwaukee, WI 53204          Center

Royce G. Imhoff, II          Director, President-Affluent & Corporate Markets
2929 Allen Parkway           Profit Center and Chief Executive
Houston, TX 77019            Officer-Affluent & Corporate Markets Profit Center

Name and Principal           Positions and Offices with Depositor
Business Address             American General Life Insurance Company
---------------------------  -------------------------------------------------
Ernest T. Patrikis           Director
70 Pine Street
New York, NY 10270

Gary D. Reddick              Director, Executive Vice President and Chief
2929 Allen Parkway           Administrative Officer
Houston, TX 77019

Christopher J. Swift         Director
2929 Allen Parkway
Houston, TX 77019

James W. Weakley             Director, President-Group Benefits & Financial
2929 Allen Parkway           Institutions, and AIG Workplace Solutions Profit
Houston, TX 77019            Center and Chief Executive Officer-Group Benefits
                             & Financial Institutions, and Workplace Solutions
                             Profit Center

Thomas L. Booker             President-Annuity Profit Center
2727 Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien          President-Agency Building Profit Center
2727 Allen Parkway
Houston, TX 77019

David R. Armstrong           Executive Vice President
3600 Route 66
Neptune, NJ 07754

Rebecca G. Campbell          Executive Vice President, Human Resources
2929 Allen Parkway
Houston, TX 77019

Steven D. Anderson           Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal           Positions and Offices with Depositor
Business Address             American General Life Insurance Company
------------------           -------------------------------------------------
Stephen A. Appleyard         Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Erik A. Baden                Senior Vice President, SPIA
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard             Senior Vice President, Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein          Senior Vice President and Chief Appointed Actuary
2727-A Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson           Senior Vice President and Chief Information
2727 Allen Parkway           Officer
Houston, TX 77019

James A. Galli               Senior Vice President and Chief Business
830 Third Avenue             Development Officer
New York, NY 10022

William F. Guterding         Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.       Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings             Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Name and Principal           Positions and Offices with Depositor
Business Address             American General Life Insurance Company
---------------------------  -------------------------------------------------
Althea R. Johnson            Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller               Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Simon J. Leech               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo             Senior Vice President
2727 Allen Parkway
Houston, TX 77019

John W. Penko                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

A. Hasan Qureshi             Senior Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Dennis H. Roberts            Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Richard C. Schuettner        Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

Name and Principal           Positions and Offices with Depositor
Business Address             American General Life Insurance Company
---------------------------  -------------------------------------------------
James P. Sennett             Senior Vice President
2727 Allen Parkway
Houston, TX 77019

James P. Steele              Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Robert E. Steele             Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Dan E. Trudan                Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Frederic R. Yopps            Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Steven E. Zimmerman          Senior Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Edward F. Bacon              Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel               Vice President
2727 Allen Parkway
Houston, TX 77019

Paul Bell, III               Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Name and Principal           Positions and Offices with Depositor
Business Address             American General Life Insurance Company
---------------------------  -------------------------------------------------
Michael B. Boesen            Vice President
2727-A Allen Parkway
Houston, TX 77019

James B. Brown               Vice President
2727 Allen Parkway
Houston, TX 77019

David W. Butterfield         Vice President
3600 Route 66
Neptune, NJ 07754

Michael Candy                Vice President
2929 Allen Parkway
Houston, TX 77019

Robert W. Chesner            Vice President
2929 Allen Parkway
Houston, TX 77019

Valerie A. Childrey          Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs               Vice President
2727 Allen Parkway
Houston, TX 77019

Robert M. Cicchi             Vice President
2727 Allen Parkway
Houston, TX 77019

Steven A. Dmytrack           Vice President
2929 Allen Parkway
Houston, TX 77019

Elizabeth Dobbs              Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal           Positions and Offices with Depositor
Business Address             American General Life Insurance Company
---------------------------  -------------------------------------------------
Douglas M. Donnenfield       Vice President
750 West Virginia Street
Milwaukee, WI 53204

Timothy M. Donovan           Vice President
2727 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi          Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Patrick Froze                Vice President
750 West Virginia Street
Milwaukee, WI 53204

Brad J. Gabel                Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frederick J. Garland, Jr.    Vice President
2727 Allen Parkway
Houston, TX 77019

Lisa Gerhart                 Vice President
2727 Allen Parkway
Houston, TX 77019

Richard L. Gravette          Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer         Vice President
6363 Forest Park Road
Dallas, TX 75235

Daniel J. Gutenberger        Vice President and Medical Director
70 Pine Street
New York, NY 10270

Name and Principal           Positions and Offices with Depositor
Business Address             American General Life Insurance Company
---------------------------  -------------------------------------------------
Joel H. Hammer               Vice President
1 Chase Manhattan Plaza
New York, NY 10005

John Harmeling               Vice President
2929 Allen Parkway
Houston, Texas 77019

Craig H. Harrel              Vice President
2929 Allen Parkway
Houston, TX 77019

D. Leigh Harrington          Vice President
2727 Allen Parkway
Houston, TX 77019

Bradley Harris               Vice President
2727 Allen Parkway
Houston, TX 77019

Michael Harrison             Vice President, Annuity Product Management
2727 Allen Parkway
Houston, TX 77019

Neal C. Hasty                Vice President
6363 Forest Park Road
Dallas, TX 75235

Keith C. Honig               Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Stephen D. Howard            Vice President
2929 Allen Parkway
Houston, TX 77019

Janna M. Hubble              Vice President
2929 Allen Parkway
Houston, TX 77019

Name and Princip             Positions and Offices with Depositor
Business Address             American General Life Insurance Company
---------------------------  -------------------------------------------------
Walter P. Irby               Vice President
2727 Allen Parkway
Houston, TX 77019

Sharla A. Jackson            Vice President
205 E. 10th Street
Amarillo, TX 79101

David S. Jorgensen           Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen C. Kennedy           Vice President
750 West Virginia Street
Milwaukee, WI 53204

Gary J. Kleinman             Vice President and Real Estate Investment Officer
1 Chase Manhattan Plaza
New York, NY 10005

Charles L. Levy              Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Linda Lewis                  Vice President
6363 Forest Park Road
Dallas, TX 75235

Robert J. Ley                Vice President
70 Pine Street
New York, NY 10270

Jerry L. Livers              Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal           Positions and Offices with Depositor
Business Address             American General Life Insurance Company
---------------------------  --------------------------------------------------
Gwendolyn J. Mallett         Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask                Vice President, Real Estate Investment Officer and
2727 Allen Parkway           Assistant Secretary
Houston, TX 77019

Gordon S. Massie             Vice President
2929 Allen Parkway
Houston, TX 77019

Melvin C. McFall             Vice President
2727 Allen Parkway
Houston, TX 77019

Richard D. McFarland         Vice President
2727 Allen Parkway
Houston, TX 77019

Beverly A. Meyer             Vice President
750 West Virginia Street
Milwaukee, WI 53204

Candace A. Michael           Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio                Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller             Vice President
#1 Franklin Square
Springfield, IL 62713

Alex N. Moral                Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal           Positions and Offices with Depositor
Business Address             American General Life Insurance Company
---------------------------  --------------------------------------------------
Alberto Murguia              Vice President
2727 Allen Parkway
Houston, TX 77019

Michael R. Murphy            Vice President
750 West Virginia Street
Milwaukee, WI 53204

David W. Napoli              Vice President
2727 Allen Parkway
Houston, TX 77019

Carl T. Nichols              Vice President and Medical Director
205 E. 10th Street
Amarillo, TX 79101

Deanna D. Osmonson           Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.         Vice President, Real Estate Investment Officer and
2929 Allen Parkway           Assistant Secretary
Houston, TX 77019

Lori J. Payne                Vice President
2727 Allen Parkway
Houston, TX 77019

Kirsten M. Pedersen          Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival            Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Rodney E. Rishel             Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Name and Principal           Positions and Offices with Depositor
Business Address             American General Life Insurance Company
---------------------------  -------------------------------------------------
Terri Robbins                Vice President
175 Water Street
New York, NY 10038

Walter J. Rucecki, Jr.       Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben           Vice President
#1 Franklin Square
Springfield, IL 62713

Robert C. Sage               Vice President
2727 Allen Parkway
Houston, TX 77019

Kristin Sather               Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Richard W. Scott             Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Tom L. Scott                 Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

T. Clay Spires               Vice President and Tax Officer
2929 Allen Parkway
Houston, TX 77019

Gregory R. Thornton          Vice President
#1 Franklin Square
Springfield, IL 62713

Veronica Torralba            Vice President
2929 Allen Parkway
Houston, TX 77019

Name and Principal           Positions and Offices with Depositor
Business Address             American General Life Insurance Company
---------------------------  -------------------------------------------------
J. Alan Vale                 Vice President
2929 Allen Parkway
Houston, TX 77019

Christian D. Weiss           Vice President
#1 Franklin Square
Springfield, IL 62713

Timothy White                Vice President
2929 Allen Parkway
Houston, TX 77019

Cynthia P. Wieties           Vice President
2727 Allen Parkway
Houston, TX 77019

Bridgette Wilson             Vice President, New Business
#1 Franklin Square
Springfield, IL 62713

Elizabeth M. Tuck            Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones              Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Item 26. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-06-003276, filed March 16, 2006.

                              SUBSIDIARIES OF AIG

                                                                                                      Percentage
                                                                                 Jurisdiction of of Voting Securities
                                                                                  Incorporation      Owned by its
                                                                                 or Organization Immediate Parent/(2)/
                                                                                 --------------- --------------------
American International Group, Inc.(1)...........................................       Delaware              /(3)/
  AIG Aviation, Inc.............................................................        Georgia           100
  AIG Bulgaria Insurance and Reinsurance Company EAD............................       Bulgaria           100
  AIG Capital Corporation.......................................................       Delaware           100
   AIG Consumer Finance Group, Inc..............................................       Delaware           100
     AIG Bank Polska S.A........................................................         Poland         97.23
     AIG Credit S.A.............................................................         Poland            80
     Compania Financiera Argentina S.A..........................................      Argentina          92.7
   AIG Finance Holdings, Inc....................................................       New York           100
     AIG Finance (Hong Kong) Limited............................................      Hong Kong           100
   AIG Global Asset Management Holdings Corp....................................       Delaware           100
     AIG Asset Management Services, Inc.........................................       Delaware           100
       Brazos Capital Management, L.P...........................................       Delaware            92
     AIG Capital Partners, Inc..................................................       Delaware           100
     AIG Equity Sales Corp......................................................       New York           100
     AIG Global Investment Corp.................................................     New Jersey           100
   International Lease Finance Corporation......................................     California         64.85/(4)/
   AIG Global Real Estate Investment Corp.......................................       Delaware           100
  AIG Credit Corp...............................................................       Delaware           100
   A.I. Credit Corp.............................................................  New Hampshire           100
   Imperial Premium Finance, Inc................................................     California           100
   Imperial Premium Finance, Inc................................................       Delaware           100
  AIG Egypt Insurance Company, S.A.E............................................          Egypt         89.98
  AIG Federal Savings Bank......................................................       Delaware           100
  AIG Financial Advisor Services, Inc...........................................       Delaware           100
   AIG Financial Advisor Services (Europe), S.A.................................     Luxembourg           100
  AIG Financial Products Corp...................................................       Delaware           100
   AIG Matched Funding Corp.....................................................       Delaware           100
   Banque AIG...................................................................         France            90/(5)/
  AIG Funding, Inc..............................................................       Delaware           100
  AIG Global Trade & Political Risk Insurance Company...........................     New Jersey           100
  A.I.G. Golden Insurance Ltd...................................................         Israel         50.01
  AIG Life Insurance Company....................................................       Delaware            79/(6)/
  AIG Life Insurance Company of Canada..........................................         Canada           100
  AIG Life Insurance Company of Puerto Rico.....................................    Puerto Rico           100
  AIG Liquidity Corp............................................................       Delaware           100
  AIG Marketing, Inc............................................................       Delaware           100
  AIG Memsa, Inc................................................................       Delaware           100/(7)/
   Tata AIG General Insurance Company Limited...................................          India            26
  AIG Private Bank Ltd..........................................................    Switzerland           100
  AIG Retirement Services, Inc..................................................       Delaware           100/(8)/
   SunAmerica Life Insurance Company............................................        Arizona           100

                              SUBSIDIARIES OF AIG

                                                                                                      Percentage
                                                                                 Jurisdiction of of Voting Securities
                                                                                  Incorporation      Owned by its
                                                                                 or Organization Immediate Parent/(2)/
                                                                                 --------------- --------------------
   SunAmerica Investments, Inc..................................................        Georgia            70/(9)/
     AIG Advisor Group, Inc.....................................................       Maryland           100
       Advantage Capital Corporation............................................       New York           100
       FSC Securities Corporation...............................................       Delaware           100
       Royal Alliance Associates, Inc...........................................       Delaware           100
       Sentra Securities Corporation............................................     California           100
       Spelman & Co., Inc.......................................................     California           100
       SunAmerica Securities, Inc...............................................       Delaware           100
     AIG SunAmerica Life Assurance Company......................................        Arizona           100/(10)/
       AIG SunAmerica Asset Management Corp.....................................       Delaware           100
          AIG SunAmerica Capital Services. Inc..................................       Delaware           100
     First SunAmerica Life Insurance Company....................................       New York           100
AIG Risk Management, Inc........................................................       New York           100
AIG Technologies, Inc...........................................................  New Hampshire           100
AIGTI, Inc......................................................................       Delaware           100
AIG Trading Group Inc...........................................................       Delaware           100
  AIG International, Inc........................................................       Delaware           100
AIU Insurance Company...........................................................       New York            52/(11)/
AIU North America, Inc..........................................................       New York           100
American General Corporation....................................................          Texas           100
  American General Bancassurance Services, Inc..................................       Illinois           100
  AGC Life Insurance Company....................................................       Missouri           100
   AIG Assurance Canada.........................................................         Canada           100/(7)/
   AIG Life of Bermuda, Ltd.....................................................        Bermuda           100
   American General Life and Accident Insurance Company.........................      Tennessee           100
   American General Life Insurance Company......................................          Texas           100
     American General Annuity Service Corporation...............................          Texas           100
     AIG Enterprise Services, LLC...............................................       Delaware           100
     American General Equity Services Corporation...............................       Delaware           100
     American General Life Companies, LLC.......................................       Delaware           100
     The Variable Annuity Life Insurance Company................................          Texas           100
       VALIC Retirement Services Company........................................          Texas           100
       VALIC Trust Company......................................................          Texas           100
   American General Property Insurance Company..................................      Tennessee         51.85/(12)/
     American General Property Insurance Company of Florida.....................        Florida           100
   AIG Annuity Insurance Company................................................          Texas           100
   The United States Life Insurance Company in the City of New York.............       New York           100
American General Finance, Inc...................................................        Indiana           100
   American General Auto Finance, Inc...........................................       Delaware           100
   American General Finance Corporation.........................................        Indiana           100
     MorEquity, Inc.............................................................         Nevada           100
       Wilmington Finance, Inc..................................................       Delaware           100
     Merit Life Insurance Co....................................................        Indiana           100
     Yosemite Insurance Company.................................................        Indiana           100

                              SUBSIDIARIES OF AIG

                                                                                                      Percentage
                                                                                 Jurisdiction of of Voting Securities
                                                                                  Incorporation      Owned by its
                                                                                 or Organization Immediate Parent/(2)/
                                                                                 --------------- --------------------
       CommoLoCo, Inc...........................................................    Puerto Rico           100
   American General Financial Services of Alabama, Inc..........................        Alabama           100
  American General Investment Management Corporation............................       Delaware           100
  American General Realty Investment Corporation................................          Texas           100
  American General Assurance Company............................................       Illinois           100
   American General Indemnity Company...........................................       Illinois           100
   USLIFE Credit Life Insurance Company of Arizona..............................        Arizona           100
  Knickerbocker Corporation.....................................................          Texas           100
American Home Assurance Company.................................................       New York           100
  AIG Domestic Claims, Inc......................................................       Delaware            50/(13)/
  AIG Hawaii Insurance Company, Inc.............................................         Hawaii           100
   American Pacific Insurance Company, Inc......................................         Hawaii           100
  American International Insurance Company......................................       New York           100
   American International Insurance Company of California, Inc..................     California           100
   American International Insurance Company of New Jersey.......................     New Jersey           100
   Minnesota Insurance Company..................................................      Minnesota           100
  American International Realty Corp............................................       Delaware          31.5/(14)/
  Pine Street Real Estate Holdings Corp.........................................  New Hampshire         31.47/(14)/
  Transatlantic Holdings, Inc...................................................       Delaware         33.45/(15)/
   Transatlantic Reinsurance Company............................................       New York           100
     Putnam Reinsurance Company.................................................       New York           100
     Trans Re Zurich............................................................    Switzerland           100
American International Insurance Company of Delaware............................       Delaware           100
American International Life Assurance Company of New York.......................       New York         77.52/(16)/
American International Reinsurance Company, Ltd.................................        Bermuda           100
  AIG Edison Life Insurance Company.............................................          Japan            90/(17)/
  American International Assurance Company, Limited.............................      Hong Kong           100
  American International Assurance Company (Australia) Limited..................      Australia           100
  American International Assurance Company (Bermuda) Limited....................        Bermuda           100
   American International Assurance Co. (Vietnam) Limited.......................        Vietnam           100
   Tata AIG Life Insurance Company Limited......................................          India            26
  Nan Shan Life Insurance Company, Ltd..........................................         Taiwan            95
American International Underwriters Corporation.................................       New York           100
American International Underwriters Overseas, Ltd...............................        Bermuda           100
  AIG Europe (Ireland) Limited..................................................        Ireland           100
  AIG Europe (U.K.) Limited.....................................................        England           100
  AIG Brasil Companhia de Seguros...............................................         Brazil            50
  Universal Insurance Co., Ltd..................................................       Thailand           100
  La Seguridad de Centroamerica, Compania de Seguros S.A........................      Guatemala           100
  La Meridional Compania Argentina de Seguros...................................      Argentina           100
  American International Insurance Company of Puerto Rico.......................    Puerto Rico           100
  A.I.G. Colombia Seguros Generales S.A.........................................       Colombia           100
  American International Underwriters GmBH......................................        Germany           100
  Underwriters Adjustment Company, Inc..........................................         Panama           100

                              SUBSIDIARIES OF AIG

                                                                                                       Percentage
                                                                                 Jurisdiction of  of Voting Securities
                                                                                 Incorporation or     Owned by its
                                                                                   Organization   Immediate Parent/(2)/
                                                                                 ---------------- --------------------
American Life Insurance Company.................................................       Delaware            100
  AIG Life (Bulgaria) Z.D. A.D..................................................       Bulgaria            100
  ALICO, S.A....................................................................         France            100
  First American Polish Life Insurance and Reinsurance Company, S.A.............         Poland            100
  Inversiones Interamericana S.A. (Chile).......................................          Chile            100
  Pharaonic American Life Insurance Company.....................................          Egypt          71.63
  Unibanco AIG Seguros S.A......................................................         Brazil          47.81/(18)/
AIG Life Insurance Company (Switzerland) Ltd....................................    Switzerland            100
American Security Life Insurance Company, Ltd...................................   Lichtenstein            100
Birmingham Fire Insurance Company of Pennsylvania...............................   Pennsylvania            100
China America Insurance Company, Ltd............................................       Delaware             50
Commerce and Industry Insurance Company.........................................       New York            100
Commerce and Industry Insurance Company of Canada...............................        Ontario            100
Delaware American Life Insurance Company........................................       Delaware            100
Hawaii Insurance Consultants, Ltd...............................................         Hawaii            100
HSB Group, Inc..................................................................       Delaware            100
  The Hartford Steam Boiler Inspection and Insurance Company....................    Connecticut            100
   The Hartford Steam Boiler Inspection and Insurance Company of Connecticut....    Connecticut            100
   HSB Engineering Insurance Limited............................................        England            100
     The Boiler Inspection and Insurance Company of Canada......................         Canada            100
The Insurance Company of the State of Pennsylvania..............................   Pennsylvania            100
Landmark Insurance Company......................................................     California            100
Mt. Mansfield Company, Inc......................................................        Vermont            100
National Union Fire Insurance Company of Pittsburgh, Pa.........................   Pennsylvania            100
  American International Specialty Lines Insurance Company......................         Alaska             70/(19)/
  Lexington Insurance Company...................................................       Delaware             70/(19)/
   AIG Centennial Insurance Company.............................................   Pennsylvania            100
     AIG Premier Insurance Company..............................................   Pennsylvania            100
       AIG Indemnity Insurance Company..........................................   Pennsylvania            100
     AIG Preferred Insurance Company............................................   Pennsylvania            100
     AIG Auto Insurance Company of New Jersey...................................     New Jersey            100
   JI Accident & Fire Insurance Co. Ltd.........................................          Japan             50
  National Union Fire Insurance Company of Louisiana............................      Louisiana            100
  National Union Fire Insurance Company of Vermont..............................        Vermont            100
  21st Century Insurance Group..................................................     California          33.03/(20)/
   21st Century Insurance Company...............................................     California            100
   21st Century Casualty Company................................................     California            100
   21st Century Insurance Company of the Southwest..............................          Texas            100
  Starr Excess Liability Insurance Company, Ltd.................................       Delaware            100
   Starr Excess Liability Insurance International Ltd...........................        Ireland            100
NHIG Holding Corp...............................................................       Delaware            100
  Audubon Insurance Company.....................................................      Louisiana            100
   Audubon Indemnity Company....................................................    Mississippi            100
   Agency Management Corporation................................................      Louisiana            100

                              SUBSIDIARIES OF AIG

                                                                                                      Percentage
                                                                                 Jurisdiction of of Voting Securities
                                                                                  Incorporation      Owned by its
                                                                                 or Organization Immediate Parent/(2)/
                                                                                 --------------- --------------------
     The Gulf Agency, Inc.......................................................        Alabama           100
  New Hampshire Insurance Company...............................................   Pennsylvania           100
   AIG Europe, S.A..............................................................         France              /(21)/
   AI Network Corporation.......................................................       Delaware           100
   American International Pacific Insurance Company.............................       Colorado           100
   American International South Insurance Company...............................   Pennsylvania           100
   Granite State Insurance Company..............................................   Pennsylvania           100
   New Hampshire Indemnity Company, Inc.........................................   Pennsylvania           100
     AIG National Insurance Company, Inc........................................       New York           100
   Illinois National Insurance Co...............................................       Illinois           100
   New Hampshire Insurance Services, Inc........................................  New Hampshire           100
  AIG Star Life Insurance Co., Ltd..............................................          Japan           100
The Philippine American Life and General Insurance Company......................    Philippines         99.78
  Pacific Union Assurance Company...............................................     California           100
  Philam Equitable Life Assurance Company, Inc..................................    Philippines         95.31
  Philam Insurance Company, Inc.................................................    Philippines           100
Risk Specialist Companies, Inc..................................................       Delaware           100
United Guaranty Corporation..................................................... North Carolina         36.3l/(22)/
  United Guaranty Insurance Company............................................. North Carolina           100
  United Guaranty Mortgage Insurance Company.................................... North Carolina           100
  United Guaranty Mortgage Insurance Company of North Carolina.................. North Carolina           100
  United Guaranty Partners Insurance Company....................................        Vermont            80
  United Guaranty Residential Insurance Company of North Carolina............... North Carolina           100
  United Guaranty Residential Insurance Company................................. North Carolina         75.03/(23)/
   United Guaranty Commercial Insurance Company of North Carolina............... North Carolina           100
   United Guaranty Mortgage Indemnity Company................................... North Carolina           100
   United Guaranty Credit Insurance Company..................................... North Carolina           100
  United Guaranty Services, Inc................................................. North Carolina           100

--------
(1) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on March 16, 2006. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(2)  Percentages include directors' qualifying shares.
(3) The common stock is owned approximately 12.0 percent by Starr International Company, Inc., 1.8 percent by C.V. Starr & Co., Inc. and
     2.0 percent by The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)  Also owned 10 percent by AIG Matched Funding Corp.
(6)  Also owned 21 percent by Commerce and Industry Insurance Company.
(7)  Indirect wholly-owned subsidiary.
(8)  Formerly known as AIG SunAmerica Inc.
(9)  Also owned 30 percent by AIG Retirement Services, Inc.
(10) Formerly known as Anchor National Life Insurance Company.

(11) Also owned eight percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and eight percent by Birmingham Fire Insurance Company of Pennsylvania.
(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(13) Also owned 50 percent by The Insurance Company of the State of
     Pennsylvania.
(14) Also owned by 11 other AIG subsidiaries.
(15) Also owned 25.95 percent by AIG.
(16) Also owned 22.48 percent by American Home Assurance Company.
(17) Also owned ten percent by a subsidiary of American Life Insurance Company.
(18) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and .48 percent by American Home Assurance Company.
(19) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and ten percent by Birmingham Fire Insurance Company of Pennsylvania.
(20) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(21) 100 percent to be held with other AIG companies.
(22) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
     0.86 percent by The Insurance Company of the State of Pennsylvania.
(23) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

Item 27. Number of Contract Owners

As of March 1, 2006, there were zero owners of contracts of the class covered by this registration statement, zero qualified contracts and zero non-qualified contracts.

Item 28. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

American General Life Insurance Company

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgement in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or
(2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of these By-Laws.

Item 29. Principal Underwriters

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account A, American General Life Insurance Company Separate Account VA-1 and American General Life Insurance Company Separate Account VA-2, which all offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for American General Life Insurance Company Separate Account VUL and American General Life Insurance Company Separate Account VUL-2, which all offer interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of American General Life Insurance Company affiliates.

(b) The following information is provided for each director and officer of the principal underwriter:

Name and Principal           Positions and Offices with Underwriter
Business Address             American General Equity Services Corporation
---------------------------  --------------------------------------------------
Rodney O. Martin, Jr.        Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire              Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Ernest T. Patrikis           Director
70 Pine Street
New York, NY 10270

Gary D. Reddick              Director
2929 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II          President
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.       Vice President
2727-A Allen Parkway
Houston, TX 77019

Lucille S. Martinez          Vice President, Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson           Vice President, Chief Compliance Officer and Anti-
2727 Allen Parkway           Money Laundering Compliance Officer
Houston, TX 77019

T. Clay Spires               Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Name and Principal           Positions and Offices with Underwriter
Business Address             American General Equity Services Corporation
---------------------------  -------------------------------------------------
Elizabeth M. Tuck            Secretary
70 Pine Street
New York, NY 10270

Tammi L. Willy               Assistant Vice President
2727 Allen Parkway
Houston, TX 77019

Sarah Hosker                 Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones              Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

David M. Robinson            Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming              Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore             Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                      Net Underwriting
Name of Principal      Discounts and   Compensation on  Brokerage
Underwriter             Commissions      Redemption    Commissions Compensation
-----------------     ---------------- --------------- ----------- ------------
American General             0                0             0           0
Equity Services
Corporation

Item 30. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713.

Item 31. Management Services Not Applicable.

Item 32. Undertakings

(a) Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b) Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of American Home in the Registration Statement are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners, an offer to supply the Statement of Additional Information which shall contain current financial statements of American Home, free of charge upon a contract owner's request.

Representation Regarding the Reasonableness of Aggregate Fees and Charges Deducted Under the Contracts Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

American General Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Separate Account D of American General Life Insurance Company, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(a) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 30th day of March, 2006.

                                AMERICAN GENERAL LIFE INSURANCE COMPANY
                                SEPARATE ACCOUNT D
                                (Registrant)

                            BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                (On behalf of the Registrant and itself)

                            BY: ROBERT F. HERBERT, JR.
                                -----------------------------------
                                ROBERT F. HERBERT, JR.
                                SENIOR VICE PRESIDENT, TREASURER AND CONTROLLER

                                    AGL - 1

   As required by the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                              Title                     Date
---------                              -----                     ----
RODNEY O. MARTIN, JR.                  Director, Chairman,       March 30, 2006
-------------------------------------  President and Chief
RODNEY O. MARTIN, JR.                  Executive Officer

MARY JANE FORTIN                       Director, Chief Financial March 30, 2006
-------------------------------------  Officer and Executive
MARY JANE FORTIN                       Vice President

M. BERNARD AIDINOFF                    Director                  March 30, 2006
-------------------------------------
M. BERNARD AIDINOFF

DAVID J. DIETZ                         Director                  March 30, 2006
-------------------------------------
DAVID J. DIETZ

DAVID L. HERZOG                        Director                  March 30, 2006
-------------------------------------
DAVID L. HERZOG

RICHARD A. HOLLAR                      Director                  March 30, 2006
-------------------------------------
RICHARD A. HOLLAR

ROYCE G. IMHOFF II                     Director                  March 30, 2006
-------------------------------------
ROYCE G. IMHOFF II

                                    AGL - 2

Signature                              Title                     Date
---------                              -----                     ----
ERNEST T. PATRIKIS
-------------------------------------  Director                  March 30, 2006
ERNEST T. PATRIKIS

GARY D. REDDICK
-------------------------------------  Director                  March 30, 2006
GARY D. REDDICK

CHRISTOPHER J. SWIFT
-------------------------------------  Director                  March 30, 2006
CHRISTOPHER J. SWIFT

JAMES W. WEAKLEY
-------------------------------------  Director                  March 30, 2006
JAMES W. WEAKLEY

                                    AGL - 3

                                                                     333-109206
                                                                      811-02441

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of March, 2006.

                                AMERICAN HOME ASSURANCE COMPANY

                            BY: ROBERT S. SCHIMEK
                                -----------------------------------
                                ROBERT S. SCHIMEK
                                SENIOR VICE PRESIDENT AND TREASURER

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                              Title                     Date
---------                              -----                     ----
*M. BERNARD AIDINOFF                   Director                  March 30, 2006
-------------------------------------
M. BERNARD AIDINOFF

*STEVEN J. BENSINGER                   Director                  March 30, 2006
-------------------------------------
STEVEN J. BENSINGER

*JOHN Q. DOYLE                         Director and President    March 30, 2006
-------------------------------------
JOHN Q. DOYLE

*JEFFREY L. HAYMAN                     Director                  March 30, 2006
-------------------------------------
JEFFREY L. HAYMAN

*DAVID L. HERZOG                       Director                  March 30, 2006
-------------------------------------
DAVID L. HERZOG

*ROBERT E. LEWIS                       Director                  March 30, 2006
-------------------------------------
ROBERT E. LEWIS

*KRISTIAN P. MOOR                      Director and Chairman     March 30, 2006
-------------------------------------
KRISTIAN P. MOOR

*WIN J. NEUGER                         Director                  March 30, 2006
-------------------------------------
WIN J. NEUGER

*ERNEST T. PATRIKIS                    Director                  March 30, 2006
-------------------------------------
ERNEST T. PATRIKIS

*ROBERT M. SANDLER                     Director                  March 30, 2006
-------------------------------------
ROBERT M. SANDLER

Signature                              Title                     Date
---------                              -----                     ----
*ROBERT S. SCHIMEK                     Director, Senior Vice     March 30, 2006
-------------------------------------  President and Treasurer
ROBERT S. SCHIMEK

*NICHOLAS S. TYLER                     Director                  March 30, 2006
-------------------------------------
NICHOLAS S. TYLER

*NICHOLAS C. WALSH                     Director                  March 30, 2006
-------------------------------------
NICHOLAS C. WALSH

* BY: ROBERT S. SCHIMEK
      -----------------------------------
      ROBERT S. SCHIMEK
      ATTORNEY-IN-FACT
      (Exhibit (13)(a) to the Registration Statement)

                                 EXHIBIT INDEX

Item 24. Exhibits

       (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

       (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company.

                                      E-1